Annual Report

                               October 31, 1997

Franklin Investors Securities Trust

  Franklin Global Government Income Fund
  Franklin Short-Intermediate
  U.S. Government Securities Fund
  Franklin Convertible Securities Fund
  Franklin Adjustable U.S. Government Securities Fund
  Franklin Equity Income Fund
  Franklin Adjustable Rate Securities Fund


CONTENTS

Shareholder Letter                        1
Fund Reports
 Franklin Global Government
Income Fund                               4
 Franklin Short-Intermediate
U.S. Government
Securities Fund                           17
 Franklin Convertible
Securities Fund                           28
 Franklin Adjustable
U.S. Government
Securities Fund                           39
 Franklin Equity
Income Fund                               46
 Franklin Adjustable
Rate Securities Fund                      57
Financial Highlights &
Statement of Investments                  63
Financial Statements                      90
Notes to
Financial Statements                      99
Report of Independent
Accountants                               107
Tax Information                           108


CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, the mutual fund industry has experienced profound changes in technology, regulations and customer expectations. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest around the globe. We thank you for your past support and look forward to serving your investment needs in the years ahead.


(PICTURE OMITTED)
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Investors Securities Trust's annual report for the period ended October 31, 1997.

Trick or Treat?
During this one-year reporting period, benign inflation and declining interest rates led to accelerating economic activity. Many financial assets rose in value, with returns surpassing historical levels, and the Dow Jones(R) Industrial Average (the Dow) reveled in its meteoric rise. However, October is -- historically -- a month of volatility, and this year was no exception. During Halloween week, the mighty roar of the Asian "Tigers" dwindled to a sickly meow as most markets experienced severe valuation declines. The effect was widespread: In the U.S., the Dow tumbled a record 554 points, to 7161.15 on October 27.

The decline probably was enough to keep the Federal Reserve Board from acting to raise interest rates in the near term, but not enough to deter investors. The morning after saw the market gain back almost half of its losses. Although the Dow continued to seesaw throughout the remainder of that week, it closed at 7442.08 on October 31, 1997 -- an impressive 1400 points above its level of 6029.38 a year earlier.

The Tale of the Tortoise and the Hare
We can't promise that a positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about volatility and the market's direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

We all know that familiar story: The tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. Smart investors think like the tortoise. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to speak with your investment representative about your financial goals. He or she can address concerns about volatility and help you stay focused on the long term and diversify your investments. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same: All of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin Investors Securities Trust



FRANKLIN GLOBAL
GOVERNMENT INCOME FUND


Your Fund's Objective: Seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.1

1. The risks of investing in a non-diversified global fund, such as currency fluctuation and increased vulnerability to adverse economic, political or regulatory developments, are described in the fund's prospectus.


We are pleased to bring you this annual report of the Franklin Global Government Income Fund, which covers the 12 months ended October 31, 1997. The fund delivered a +4.31% one-year total return, as discussed in the Performance Summary on page 8.

General Economic Review
Global bond markets finished the reporting period with mixed results after experiencing severe volatility along the way. For example, 10-year U.S. Treasury bond yields fell between 6% and 7%, with each 1% rise or fall in yield resulting in about a 6% to 7% change in bond value. This volatility was primarily due to fears of inflation and higher interest rates in the U.S., the struggle in Europe to establish a common currency, and the appreciation of the U.S. dollar relative to most other currencies. Toward the end of the fund's reporting period, the dollar's appreciation became the most significant cause for volatility in global bond markets, greatly overshadowing other factors. A loss of confidence in the currencies of several East Asian countries caused many investors to liquidate their holdings in these countries and seek safety through U.S. dollar investments in what was widely termed the "East Asian currency crisis."

Currency Movements
The single largest event in world currency markets over the reporting period had little direct impact on the fund. Although many East Asian countries suffered severe currency devaluations against the U.S. dollar, the fund holds no investments in these countries and avoided many of the effects of this crisis. In other markets, activity in the U.S. significantly influenced foreign bond and currency markets. At the beginning of the one-year period, European interest rates were relatively low, with many markets experiencing short-term rates considerably lower than U.S. rates. Attracted by higher rates in the U.S., foreign investors purchased U.S. dollar assets, and the dollar began a long, steady appreciation against most foreign currencies. During the period, for example, the U.S. dollar appreciated 13.79% against the German mark, from 1.5173 to 1.7265 marks to the dollar. This meant that the value of the fund's German bond holdings declined by 12.12% in U.S. dollar terms.

However, the decline in many foreign currencies relative to the U.S. dollar was not exclusively the result of events in the United States. Domestic conditions in Europe, particularly events surrounding the formation of a common European currency, also were contributing factors. In attempting to meet requirements for membership in the European Monetary Union, the French, Italian, and Spanish governments cut their budgets aggressively, leading to declines in European interest rates and depreciation of most European currencies relative to the U.S. dollar. Although prospects for a common currency generally improved during the period under review, a heightened sense of uncertainty remained, and many European currencies experienced significant volatility as the process unfolded.

Portfolio Notes
Responding to what we considered to be buying opportunities, largely in the German market, we increased the fund's European bond holdings from 38.0% on October 31, 1996 to 41.8% of total net assets on October 31, 1997, while selling modest amounts of securities from Denmark, Ireland, Spain, and the United Kingdom. We also shifted assets into Latin America from other U.S. dollar-denominated holdings, such as Australia. Our holdings of Latin American securities increased, during the period, from 12.4% to 19.2% of total net assets, with the largest increases occurring in our Brazilian and Venezuela holdings. Our focus on what we believe to be the strong underlying strengths of the Latin American bond market, enabled us to avoid most of the ill effects of the East Asian currency crisis, which afflicted many of the emerging markets in Asia.

The fund's average maturity was 5.9 years at the end of the period, compared with 5.6 years at the beginning. During the period, we slightly reduced the average maturity of our holdings from industrial countries, while modestly increasing the average maturity of Latin American holdings.

In our opinion, the greatest risk to the bond values of those countries the fund invests in is expanding economic growth. Should this trend continue, global bond markets could become more volatile over the intermediate term because such growth could increase the risk of scarcity in certain key resources, particularly labor, leading to wage and price increases. Because central banks generally raise interest rates in an effort to slow growth to non-inflationary levels, such a scenario could result in higher interest rates and lower bond prices. However, controlled interest rate increases before inflation occurs could lead to greater long-term, global financial stability.

Regarding global currencies, we believe that the U.S. dollar's fundamentals at the end of the reporting period continued to support its value against currencies of most European countries experiencing high labor costs and high unemployment. Unless this situation changes, we would expect to maintain our emphasis on U.S. dollar-denominated assets.

Please remember, this discussion reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Thomas J. Dickson
Portfolio Manager
Franklin Global Government Income Fund



Franklin Global Government Income Fund
Country Distribution

As a Percentage of Total Net Assets

Country         10/31/9610/31/97

United States      24.7% 24.3%
Germany             2.2% 12.3%
Italy              12.4% 11.7%
Canada             11.9%  8.5%
Spain               7.4%  7.0%
Argentina           4.9%  6.0%
Brazil              3.1%  5.8%
Sweden              3.0%  5.7%
Mexico              4.5%  5.0%
Australia           9.5%  4.2%
United Kingdom      7.5%  3.3%
Venezuela           0.0%  2.2%
New Zealand         3.1%  2.0%
Denmark             4.2%  1.8%
Panama              0.0%  0.2%
Irish Republic      1.2%  0.0%
South Africa        0.4%  0.0%

PERFORMANCE SUMMARY

Class I
Franklin Global Government Income Fund - Class I share price, as measured by net asset value, decreased 24.0 cents, from $8.65 on October 31, 1996, to $8.41 on October 31, 1997.

During the reporting period, the fund paid distributions of 60.0 cents ($0.60) per share in dividend income, and a special year-end distribution of
2.0 cents ($0.02) per share. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $8.78 on October 31, 1997, your fund's distribution rate was 6.83%.

The fund reported a cumulative total return of +4.31% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 10 compares the performance of the fund's Class I shares, since inception, with that of the JP Morgan Global Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of JP Morgan's index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Franklin Global
Government Income Fund
Class I
Dividend Distributions

11/1/96 - 10/31/97

               Dividend
Month         per Share
November      5.0 cents
December      5.0 cents
January       5.0 cents
February      5.0 cents
March         5.0 cents
April         5.0 cents
May           5.0 cents
June          5.0 cents
July          5.0 cents
August        5.0 cents
September     5.0 cents
October       5.0 cents
Total        60.0 cents

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Global Government Income Fund - Class I

Periods ended 10/31/97
                                                 Since
                                               Inception
                              1-Year  5-Year   (3/15/88)
Cumulative Total Return1       4.31%  43.95%    103.15%
Average Annual Total Return2  (0.12)%  6.63%      7.09%
Distribution Rate3         6.83%
30-Day Standardized Yield4 5.43%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of October's 5.0 cents per share monthly dividend and the maximum offering price of $8.78 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II
Franklin Global Government Income Fund - Class II share price, as measured by net asset value, decreased 24.0 cents, from $8.65 on October 31, 1996, to $8.41 on October 31, 1997.

During the reporting period, the fund paid distributions of 55.31 cents ($0.5531) per share in dividend income, and a special year-end distribution of 2.0 cents ($0.02) per share.

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 4.64 cents ($0.0464) per share and the offering price of $8.49 on October 31, 1997, your fund's distribution rate was 6.56%.

The fund reported a cumulative total return of +3.74% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The graph on page 13 compares the performance of the fund's Class II shares since inception, with that of the JP Morgan Global Government Bond Index. As the graph illustrates, the fund's performance has closely followed that of JP Morgan's index.


Franklin Global
Government Income Fund
Class II
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November     4.68 cents
December     4.68 cents
January      4.58 cents
February     4.58 cents
March        4.58 cents
April        4.58 cents
May          4.58 cents
June         4.58 cents
July         4.61 cents
August       4.61 cents
September    4.61 cents
October      4.64 cents
Total       55.31 cents


Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Global Government Income Fund - Class II
Periods ended 10/31/97
                                           Since
                                         Inception
                                 1-Year   (5/1/95)
Cumulative Total Return1         3.74%     23.42%
Average Annual Total Return2     1.64%      8.09%
Distribution Rate3          6.56%
30-Day Standardized Yield4  4.87%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of October's 4.64 cents per share monthly dividend and the offering price of $8.49 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Franklin Global Government
Income Fund
Advisor Class
Dividend Distributions

1/2/97 - 10/31/97

            Dividend
Month       per Share
January      5.07 cents
February     5.07 cents
March        5.07 cents
April        5.07 cents
May          5.07 cents
June         5.07 cents
July         5.07 cents
August       5.07 cents
September    5.07 cents
October      5.07 cents
Total       50.70 cents

Advisor Class

Franklin Global Government Income Fund - Advisor Class share price, as measured by net asset value, decreased 30.0 cents, from $8.71 on January 2, 1997 (day of commencement of sales), to $8.41 on October 31, 1997.

During the reporting period, the fund paid distributions of 50.70 cents ($0.5070) per share in dividend income. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 5.07 cents ($0.0507) per share and the fund's net asset value price of $8.41 on October 31, 1997, your fund's distribution rate was 7.23%.

The fund reported a cumulative total return of +2.49% for the ten-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The graph on page 16 compares the performance of the fund's Advisor Class shares with that of the JP Morgan Global Government Bond Index. For the periods prior to January 2, 1997, the fund performance is that of the fund's Class I shares, excluding the initial sales charge, but including Class I expenses. As the graph illustrates, the fund's performance has closely followed that of JP Morgan's index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Global Government Income Fund - Advisor Class

Periods ended 10/31/97
                                           Since Inception
                                             of the Fund
                           1-Year*  5-Year*    (3/15/88)*
Cumulative Total Return1    4.63%   44.39%      103.78%
Average Annual Total Return1 4.63%   6.69%        7.12%
Distribution Rate2               7.23%
30-Day Standardized Yield3       5.53%

*Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 2.49%.
1. Cumulative total return measures the change in value of an investment over the indicated periods. Average annual total return represents the average annual change in value of an investment over the specified periods.
2. Distribution rate is based on an annualization of October's 5.07 cents per share monthly dividend and the fund's net asset value price of $8.41 on October 31, 1997.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND


Your Fund's Objective: Seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.

Franklin Short-Intermediate U.S. Government Securities Fund generated a +5.88% cumulative total return for the 12-month period ended October 31, 1997, as discussed in the Performance Summary on page 20.

During the reporting period, economic conditions in the U.S. were extremely favorable for investors. Economic growth in the fourth quarter of 1996 began on a slow note, but by the end of the year and into the first quarter of 1997, it increased. Interest rates -- which had declined between the third and fourth quarters of 1996 -- reversed course and nudged higher. Investors feared that a tight labor market, combined with strong growth, would continue to push up wages, eventually leading to higher prices for consumers. To no one's surprise, the Federal Reserve Board (the Fed) bumped the federal funds rate to 5.50% from 5.25% at the Federal Open Market Committee meeting in March, citing heightened inflation risk for this quarter-point increase. The Fed's hope to slow economic growth and inflationary pressures occurred as second quarter growth declined relative to the first quarter's; however, indications are that the economy is regaining momentum because of strong consumer spending in the third quarter of 1997.

The fund's total return for the year, however, was below that of the unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index, which ended at 6.83% for the same period.1 Unlike the fund, the Lehman Brothers Index does not include any management expenses. This fact, coupled with the fund's conservative investment strategy, led to the relative underperformance.

1. One cannot invest directly in an index.


Overall, the fund's returns for the year are almost exclusively from coupon income. On October 31, 1997, compared with October 31, 1996, short-term interest rates, short-term U.S. Treasury note prices and the fund's share value remained virtually unchanged. However, high volatility throughout the reporting period caused us to monitor the Fed's activities closely as we attempted to position the portfolio to avoid interest rate risk. We continue to maintain the portfolio's weighted average maturity very close to our minimum of two years.

When the Fed raised the benchmark for the federal funds rate in March, we already were investing 35% of the fund's assets in overnight investments. We maintained a relatively high cash position until the summer, when favorable inflation news and continued improvements with lowering the budget deficit made it clear the Fed was unlikely to raise rates further. Accordingly, we reduced the fund's position in overnight investments, from approximately 15% of total net assets in June, to less than 2% by the end of September.

Although the Fed currently maintains a bias towards tightening monetary policy, we believe it is unlikely that they will raise interest rates in the very near term. For this reason, 98% of the portfolio remains invested in U.S. Treasury notes.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be different at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has historically produced consistent and favorable long-term results. We thank you for your participation in the Franklin Short-Intermediate U.S. Government Securities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

David Capurro
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund

PERFORMANCE SUMMARY

Class I
Franklin Short-Intermediate U.S. Government Securities Fund - Class I share price, as measured by net asset value, increased 1.0 cent, from $10.28 on October 31, 1996, to $10.29 on October 31, 1997.

During the reporting period, the fund paid distributions of 57.60 cents ($0.5760) per share in dividend income. Dividends will vary, depending on the fund's income, and past distributions are not indicative of future trends.

Based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $10.53 on October 31, 1997, your fund's distribution rate was 5.47%.

The fund reported a cumulative total return of +5.88% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 22 compares the performance of the fund's Class I shares, for the past 10 years, with that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index** and the Consumer Price Index (CPI). As the graph illustrates, the fund's performance has exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment. The fund also closely followed the benchmark index.

**The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. Government securities and Treasuries with maturities from one to five years.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Short-Intermediate U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.



Franklin Short-Intermediate U.S. Government Securities Fund
Class I
Dividend Distributions

11/1/96 - 10/31/97*

            Dividend
Month       per Share
November     4.80 cents
December     4.80 cents
January      4.80 cents
February     4.80 cents
March        4.80 cents
April        4.80 cents
May          4.80 cents
June         4.80 cents
July         4.80 cents
August       4.80 cents
September    4.80 cents
October      4.80 cents
Total       57.60 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Short-Intermediate
U.S. Government Securities Fund - Class I
Periods ended 10/31/97
                                                       Since
                                                     Inception
                               1-Year 5-Year 10-Year (4/15/87)
Cumulative Total Return1        5.88% 29.42  %97.06% 103.80%
Average Annual Total Return2    3.46%  4.82%   6.77%   6.75%
Distribution Rate3                  5.47%
30-Day Standardized Yield4          4.97%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $10.53 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Short-Intermediate U.S. Government Income Fund
Advisor Class
Dividend Distributions

1/2/97 - 10/31/97*

            Dividend
Month       per Share
January      4.55 cents
February     4.86 cents
March        4.86 cents
April        4.86 cents
May          4.84 cents
June         4.86 cents
July         4.88 cents
August       4.88 cents
September    4.88 cents
October      4.89 cents
Total       48.36 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.



Advisor Class

Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class share price, as measured by net asset value, increased 6.0 cents, from $10.24 on January 2, 1997 (day of commencement of sales), to $10.30 on October 31, 1997.

During the reporting period, the fund paid distributions of 48.36 cents ($0.4836) per share in dividend income. Dividends will vary, depending on the fund's income, and past distributions are not indicative of future trends.

Based on an annualization of the current monthly dividend of 4.89 cents ($0.0489) per share and the fund's net asset value price of $10.30 on October 31, 1997, your fund's distribution rate was 5.70%.

The fund reported a cumulative total return of +5.45% for the ten-month period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The graph on page 26 compares the performance of the fund's Advisor Class shares with that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index** and the Consumer Price Index (CPI). For the periods prior to January 2, 1997, the fund performance is that of the Fund's Class I shares, excluding the initial sales charge, but including Class I expenses. As the graph illustrates, the fund's performance has exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment. The fund also closely followed the benchmark index.


**The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. Government securities and Treasuries with maturities from one to five years.


Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Short-Intermediate U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Short-Intermediate
U.S. Government Securities Fund - Advisor Class
Periods ended 10/31/97
                                                    Since Inception
                                                     of the Fund
                              1-Year* 5-Year* 10-Year*(4/15/87)*
Cumulative Total Return1      5.92%   29.46%   97.13%   103.87%
Average Annual Total Return1  5.92%    5.30%    7.02%     6.99%
Distribution Rate2                5.70%
30-Day Standardized Yield3        5.17%

*Effective January 2, 1997, the fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges nor Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 5.45%.
1. Cumulative total return measures the change in value of an investment over the indicated periods. Average annual total return represents the average annual change in value of an investment over the specified periods.
2. Distribution rate is based on an annualization of the current 4.89 cent per share monthly dividend and the fund's price of $10.30 on October 31, 1997.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN CONVERTIBLE
SECURITIES FUND


Your Fund's Objective: Seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

Franklin Convertible Securities Fund - Class I produced a +22.47% cumulative total return for the one-year period ended October 31, 1997, as discussed in the Performance Summary on page 32.

Our investment strategy is to purchase convertible securities that we believe have strong total return potential and favorable risk/return profiles. We look for securities that allow us to capture a significant portion of the underlying equity's price appreciation while attempting to limit our exposure to potential price declines. To identify investments that meet our criteria, we screen the convertible security universe, narrowing our options to those companies we believe have superior business prospects and attractive valuation levels.

During the one-year reporting period, benign inflation and declining interest rates led to accelerating economic activity, higher employment, and tighter capacity utilization, resulting in increased earnings for economically sensitive companies operating at above-average levels. We purchased the securities of companies benefiting from this cyclical upswing, including Roper Industries Inc., Atchison Castings, CNF Transportation Corp., International Paper, and Atlantic Coast Airlines.

In addition, we invested in the economically sensitive real estate market, where a relatively tight supply/demand balance permitted above-average pricing flexibility. Positions in this sector include FelCor Suites Hotels, Host Marriott, Sholodge, Hilton Hotels, and Burnham Pacific. We also own the convertibles of real estate investment trusts (REITs) OMEGA Healthcare Investors, Inc. and Macerich Co.

In the past, we have held significant positions in technology companies (14.8% of total net assets on October 31, 1997) whose products allow their customers to lower costs, reduce inventory, decrease time-to-market, and improve customer satisfaction. Although the logic seems simple, implementation has been difficult. For example, Dovatron International Inc.
(DII) Group, our largest position, had problems increasing earnings, but our patience with this security was rewarded. DII turned in an outstanding performance during the reporting period, with its stock price rising from the $90s to over $170 before declining in profit taking.

We also had exposure to a variety of industries in the midst of consolidation, which resulted in the issuance of many securities that helped the fund's performance over the fiscal year. For example, companies may acquire small, inefficient operators in highly fragmented industries and implement labor-saving technology, centralized purchasing, and reduce overhead. In doing so, a consolidator can increase its revenues, profit margins and earnings per share. Some of our positions within the media/broadcasting and services sectors that benefited from such activity were Triathlon Broadcasting and Veterinary Centers of America. We found additional consolidation-based investment opportunities in the oil and energy sectors, where we own Seacor Holdings Inc., Parker Drilling, McDermott International Inc., and Halter Marine.

Franklin Convertible Securities Fund
Franklin Convertible
Securities Fund
Portfolio Breakdown

10/31/96 vs. 10/31/97

Portfolio

Sector          10/31/96 10/31/97
Convertible
Bonds              63.0% 57.8%
Convertible
Preferred Stocks   20.5% 23.0%
Corporate Bonds     3.1%  0.0%
Common Stocks
& Warrants          3.0% 10.1%
Cash &
Short-Term
Equivalents        10.4%  9.1%


Franklin Convertible
Securities Fund
Top Five Holdings

10/31/97

Company

(Type of Security)       % of Total
INDUSTRY                 Net Assets
Dovatron (DII) Group
(Convertible Bond)
ELECTRONICS                    3.12%
SPACEHAB
(Convertible Bond)
AEROSPACE/DEFENSE              2.03%
WBKSTRYPES
(Convertible Preferred Stock)
FINANCIAL SERVICES             1.91%
Rite Aid
(Convertible Bond)
RETAIL                         1.74%
ESCMedical
(Convertible Bond)
HEALTH CARE                    1.74%

For a complete list of portfolio holdings, please see page 74 of this report.

Our Argentina-based positions also contributed to the fund's positive performance, posting strong returns as the Argentine economy continued its emergence from recession. However, during the 12-month period, we trimmed our holdings to half of our original allocation as the shares of YPF, Telefonica de Argentina, and Banco de Galicia, SA experienced price appreciation.

Since many of our holdings rose in price over the reporting period -- and because we strive to maintain a strong upside/downside profile in the fund -- portfolio turnover was high. We actively took profits and invested in the new issue marketplace where some of the most attractively valued securities could be found. We purchased new issues from Costco, Rite Aid, Technomatix, Tower Automotive, Assisted Living Concepts, and the previously mentioned Halter Marine, among others.

Most disappointing to us has been the performance of our U.S. Diagnostic convertible bonds, for which we had high hopes. The company had both legal and accounting problems that, in turn, interfered with its fundamental prospects and stock price performance. Still, industry dynamics remain attractive and we believe U.S. Diagnostic is preparing for renewed growth after a year of retrenchment.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be diferent at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we see investment potential in the Asian markets that have been rocked by currency speculation and devaluation, political stonewalling, and slowing growth. This environment generally breeds opportunity, and we will be searching for those companies and securities that meet our stringent investment criteria. We thank you for your participation in the Franklin Convertible Securities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

Edward B. Jamieson
Portfolio Manager


PERFORMANCE SUMMARY

Class I
Franklin Convertible Securities Fund - Class I share price, as measured by net asset value, increased $1.29, from $13.45 on October 31, 1996, to $14.74 on October 31, 1997.

During the reporting period, the fund paid distributions of 60.0 cents ($0.60) per share in dividend income and 90.1 cents ($0.901) per share in capital gains, of which 72.5 cents ($0.725) represented short-term gains and
17.6 cents ($0.176) represented long-term gains.

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $15.43 on October 31, 1997, your fund's distribution rate was 3.89%.

The fund reported a +22.47% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 34 compares the performance of the fund's Class I shares, for the past 10 years, with that of the Goldman Sachs Convertible 100 Bond Index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Convertible Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Franklin Convertible
Securities Fund
Class I
Dividend Distributions

11/1/96 - 10/31/97

                Dividend
Month          per Share
November      5.0 cents
December      5.0 cents
January       5.0 cents
February      5.0 cents
March         5.0 cents
April         5.0 cents
May           5.0 cents
June          5.0 cents
July          5.0 cents
August        5.0 cents
September     5.0 cents
October       5.0 cents
Total        60.0 cents


GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Convertible Securities Fund - Class I


Periods ended 10/31/97
                                                          Since
                                                        Inception
                             1-Year      5-Year   10-Year (4/15/87)
Cumulative Total Return1     22.47%      115.74%  275.51%  241.84%
Average Annual Total Return2 16.99%      15.55%   13.62%   11.87%
Distribution Rate3                 3.89%
30-Day Standardized Yield4         3.02%
Value of $10,000 Investment5 $11,699    $20,600  $35,850  $32,630
                          1993   1994   1995   1996   1997
Fiscal Year Total Return6 28.26% 2.17% 15.18% 16.71% 22.47%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.5% initial sales charge.
3. Distribution rate is based on an annualization of October's 5.0 cent per share monthly dividend and the maximum offering price of $15.43 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge.
6. Total return represents the change in value of an investment and exclude sales charges.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Convertible
Securities Fund
Class II
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November     4.32 cents
December     4.32 cents
January      4.13 cents
February     4.13 cents
March        4.13 cents
April        4.22 cents
May          4.22 cents
June         4.22 cents
July         4.23 cents
August       4.23 cents
September    4.23 cents
October      4.08 cents
Total       50.46 cents



Class II

Franklin Convertible Securities Fund - Class II share price, as measured by net asset value, increased $1.27, from $13.41 on October 31, 1996, to $14.68 on October 31, 1997.

During the reporting period, the fund paid distributions of 50.46 cents ($0.5046) per share in dividend income and 90.1 cents ($0.901) per share in capital gains, of which 72.5 cents ($0.725) represented short-term gains and
17.6 cents ($0.176) represented long-term gains.

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 4.08 cents ($0.0408) per share and the offering price of $14.83 on October 31, 1997, your fund's distribution rate was 3.30%.

The fund reported a +21.54% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The graph on page 38 compares the performance of the fund's Class II shares, since inception, with that of the Goldman Sachs Convertible 100 Bond Index.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Convertible Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Convertible Securities Fund - Class II

Periods ended 10/31/97
                                            Since
                                          Inception
                                 1-Year   (10/2/95)
Cumulative Total Return1         21.54%    38.03%
Average Annual Total Return2     19.29%    16.20%
Distribution Rate3          3.30%
30-Day Standardized Yield4  2.36%
Value of $10,000 Investment5   $11,929     $13,667

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of October's 4.08 cent per share monthly dividend and the offering price of $14.83 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charges.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND


Your Fund's Objective: Seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. government agency-guaranteed, mortgage-backed securities.1


1. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

Franklin Adjustable U.S. Government Securities Fund enjoyed a positive year, posting a cumulative total return of +7.18% for the 12-month period ended October 31, 1997, as discussed in the Performance Summary on page 43.

Your fund's underlying portfolio consists primarily of Adjustable Rate Mortgages (ARMs). It also contains other securities linked to or collateralized by mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities.2 These include obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Government National Mortgage Association (GNMA or Ginnie Mae). Such securities retain high credit quality.


2. The fund invests a substantial amount of its assets in the U.S. Government Adjustable Rate Portfolio, whose investment objective is the same as the fund's. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of interest and principal.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


At the close of the period, your fund's distribution rate was 5.69%. As shown in the graph above, this rate remained competitive, slightly outperforming the yield of the one-year Treasury bill. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable U.S. Government Securities Fund will fluctuate with market conditions. In addition, monthly payments of agency mortgage securities include both principal and interest, while semiannual payments of U.S. Treasury securities represent interest only.

The fund's fiscal year was characterized by strong economic growth. Concerned that this growth would cause increased inflation, the Federal Reserve Board raised the federal funds rate by 25 basis points in March, from 5.25% to 5.50%. However, this increased inflation never materialized, leading to lower interest rates and higher bond prices.

While interest rates remain at levels similar to a year ago, the differential between long-term and short-term rates has narrowed. For example, the difference between 30-year and 2-year Treasuries has contracted by roughly 30 basis points since last fall. Mortgage securities, and adjustable rate mortgages (ARMs) in particular, benefited from this yield tightening.

ARMs' coupons reset at periodic intervals to reflect current rates, and are subject to annual caps which limit how much their coupons can change. ARM price movements in the portfolio remained modest and ARM caps were not in any danger of being reached. However, after being fairly dormant earlier in the year, ARM prepayments, which limit the appreciation potential of these securities, increased with the overall decline in interest rates.

In an effort to reduce the negative impact ARM prepayments can have on the underlying portfolio, we maintained an overweighting in seasoned, nonconvertible ARMs, which are less likely to experience high levels of prepayments. These securities have performed extremely well over the past year. In addition, our investment choices remained with those securities that adjust rapidly, such as reflected in the Constant Maturity Treasury Index
(CMT). We remain underweighted in ARMs tied to the Eleventh District Cost of Funds Index (COFI), which tend to lag market movements.

We anticipate an economy with moderate growth and no sharp inflationary rises. This should produce stable-to-slightly higher interest rates with continued low interest-rate volatility. We are attempting to position the fund to perform well in this environment. At the same time, we are striving to keep portfolio turnover low to reduce transaction costs. Our main concern continues to be stability of principal, while maintaining a yield competitive with other short-term alternatives.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be different at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has historically produced consistent and favorable long-term results. We thank you for your participation in the Franklin Adjustable U.S. Government Securities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

Jack Lemein
Portfolio Manager
Franklin Adjustable U.S. Government Securities Fund



PERFORMANCE SUMMARY


Franklin Adjustable U.S. Government Securities Fund's share price, as measured by net asset value, increased 11.0 cents, from $9.37 on October 31, 1996, to $9.48 on October 31, 1997.

During the reporting period, the fund paid distributions of 54.3 cents ($0.543) per share in dividend income. Dividends will vary depending on income earned by the fund, and past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $9.70 on October 31, 1997, your fund's distribution rate was 5.69%.

The fund reported a cumulative total return of +7.18% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 44 compares the performance of the fund's shares, for the past 10 years, with that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-Month CD Index.*

*Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities with maturities from one to two years.

Franklin Adjustable
U.S. Government
Securities Fund
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November      4.4 cents
December      4.4 cents
January       4.4 cents
February      4.4 cents
March         4.5 cents
April         4.6 cents
May           4.6 cents
June          4.6 cents
July          4.6 cents
August        4.6 cents
September     4.6 cents
October       4.6 cents
Total        54.3 cents


GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Adjustable U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Franklin Adjustable U.S. Government Securities Fund
Periods ended 10/31/97
                                             Since
                                           Inception
                            1-Year  5-Year (10/20/87)
Cumulative Total Return1     7.18%  23.09%   78.94%
Average Annual Total Return2 4.72%   3.76%    5.73%
Distribution Rate3         5.69%
30-Day Standardized Yield4 5.53%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of October's 4.6 cent per share monthly dividend and the maximum offering price of $9.70 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases distribution rate, yield, and total return to shareholders. Without these reductions, the fund's total return and distribution rate would have been somewhat lower, and the yield for the period would have been 5.34%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN EQUITY INCOME FUND


Your Fund's Objective: Seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average yields.

Over the past year, the U.S. economy continued its steady course of moderate growth, with Gross Domestic Product (GDP) growing at just under 3.5%. Despite the economy's seventh consecutive year of expansion, inflation has remained surprisingly tame. In fact, the Consumer Price Index (CPI) declined from an annual growth rate of 3.4% in the fourth quarter of 1996, to a current rate of 2.2%, the lowest level since 1965.1 Following these economic trends, corporate profits continued their climb and stock market valuations rose to the expensive end of their historical ranges.

1. Source: Bloomberg, 10/31/97.


As a result, our search for both attractively valued and above-average yielding stocks became a somewhat more difficult task. We responded proactively by seeking investment opportunities in all sectors and markets that met our investment criteria. Reversing the trend seen through most of 1996, large capitalization stocks modestly outperformed small capitalization issues, and traditional value stocks registered improved relative performance compared with growth stocks. The recent performance of the Franklin Equity Income Fund, which invests in large cap value stocks, reflects this shift. The fund's Class I shares generated a +24.40% cumulative total return for the one-year period ended October 31, 1997, as discussed in the Performance Summary on page 51. We believe this is largely a result of our disciplined, value-oriented investment philosophy.

The fund seeks to invest in stocks that are selling at attractive prices according to such measurements as relative dividend yield, book value, revenues, and normalized earnings. We often find such stocks in companies that appear to be fundamentally strong, but have experienced temporary earnings disappointments, or those in industries with uncertain prospects for near-term earnings growth.

We continue to believe that stocks of various utilities, especially electric companies, represent an investment opportunity as many companies are selling at their most attractive relative valuations in over two decades. Lack of meaningful earnings growth in recent years and uncertainty regarding future industry deregulation have resulted in the industry's underperformance against the general stock market averages over the last several years. Although the fund's electric utility stocks registered disappointing relative returns during the fiscal year, we took advantage of the sector's weakness by investing in the stocks of MidAmerica Energy, Northern States Power, Entergy and the convertible preferred stock of CMS Energy, all of which are high-quality, low-cost electricity producers. Conversely, we eliminated investments in weaker-positioned electric utilities that did not meet earlier expectations. Among those positions sold were PECO Energy, Public Service Enterprises, and Unicom. Investments in electric utilities represented 11.2% of the fund's total net assets on October 31, 1997.


Franklin Equity Income Fund
Top 10 Holdings
10/31/97

Company                  % of Total
INDUSTRY                 Net Assets
Atlantic Richfield Co.
OIL                       2.86%
Penney (J.C.) Co., Inc.
RETAIL                    2.14%
Bell Atlantic
TELEPHONE UTILITIES       2.13%
Southern New England
Telecommunications Corp.
TELEPHONE UTILITIES       2.12%
Texaco, Inc.
OIL                       1.92%
U.S. West Communications
Group
TELEPHONE UTILITIES       1.77%
Chevron Crop.
OIL                       1.77%
FelCor Suite Hotels, Inc.
REIT                      1.74%
Equity Residential
Properties Trust
REIT                      1.69%
YPF, SA, ADR
OIL                       1.65%

For a complete list of portfolio holdings, please see page 84 of this report. Franklin Equity Income Fund
Top Five Investment Sectors

10/31/96 vs. 10/31/97

                  10/31/96
Oil Integrated      15.8%
Electric Utilities  14.7%
Telecommunications  10.2%
Financial Services   6.5%
REITs                5.8%

                  10/31/97

Oil Integrated      14.1%
Electric Utilities  11.2%
Telecommunications   9.3%
Financial Services   8.4%
REITs                7.7%


Stocks of telephone companies also represent a significant portion of the portfolio, accounting for 9.3% of the fund's total net assets at fiscal year end. The overall industry weighting did not alter significantly during the year, but we did make several changes. Most notably, we initiated a position in AT&T amid price weakness, and realized profits in two of our foreign-based investments -- Hong Kong Telecom and British Telecom, which had met price targets.

Energy stocks remain the fund's largest investment sector, at 14.1% of total net assets on October 31, 1997. The combination of strong cash flows, attractive current fundamentals, and above-average dividend yields made many stocks in this industry ideal investment candidates for our portfolio. Moreover, we believe future prospects are also favorable, as worldwide demand for oil and gas -- relative to exploration and production activity -- should lead to strong prices and profit growth for the industry's leaders. Energy investments represent four of the fund's top 10 positions and include Atlantic Richfield, Texaco, YPF Sociedad Anonima, and Chevron.

Overall, the weighting of our financial services investments (banks, insurance and real estate companies) rose during the year, and we found attractive investments in this sector. New bank positions included Beneficial Corp. and the convertible preferred stock of National Australia Bank. Insurance stocks, despite having favorable industry fundamentals and attractive valuations, have underperformed banks in recent years. Among the fund's new insurance positions was Mid Ocean Ltd., a Bermuda-based property/casualty company which offered a 5.6% dividend yield and sold at less than 10 times 1997 estimated earnings at time of purchase. Investments in real estate companies, primarily REITs, were up to 7.7% of total net assets on October 31, 1997, compared with 5.8% a year ago. New investments and additions to existing positions during the year included industry-leading REITs such as Equity Office Properties, Equity Residential, FelCor Suites Hotels, and Simon DeBartolo. On the other hand, we took profits in foreign-based Christiania Bank and domestic-based savings bank Great Western Financial, which was subject to an acquisition bid during the year. We also sold our investment in Catellus Corp., a California-based real estate owner and developer, as it reached its price target during the period, and eliminated Oasis, a Las Vegas-based apartment REIT that did not meet expectations.

Among consumer staple stocks, we continued to realize profits in some of the pharmaceutical positions we initiated in 1993 and 1994 during uncertainty over health care reform. We eliminated the fund's holding of American Home Products and reduced Bristol Myers Squibb in the last six months, both at gains in excess of 100% of cost. On the other hand, an investment opportunity in Pharmacia & Upjohn arose as a result of the stock's recent price declines. The stock had come under pressure as a result of recent earnings disappointment that we believe will not adversely affect the company's favorable, long-term growth prospects. Pharmacia & Upjohn is a position we owned in the past, and we were able to reinvest in the stock at a 25% lower price than when we sold it in 1996. Investment changes among food and household products stocks were also made during the reporting period. We found buying opportunities in Heinz and Cadbury Schweppes based on their relative valuations and recent restructurings that were designed to lead to improved share value. Also, we initiated a new position in Amway Asia, which had declined in price by over 40% from its high earlier in the year. Although the company is suffering from the effects of currency woes in Indonesia and Malaysia, not to mention an economic slowdown in China, its longer-term prospects appear excellent.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be diferent at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has historically produced consistent and favorable long-term results. We thank you for your participation in the Franklin Equity Income Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

Frank Felicelli
Portfolio Manager


PERFORMANCE SUMMARY


Class I

Franklin Equity Income Fund - Class I share price, as measured by net asset value, increased $2.90, from $16.41 on October 31, 1996, to $19.31 on October 31, 1997.

During the reporting period, the fund paid distributions of 62.4 cents ($0.6240) per share in dividend income, a special 1996 year-end distribution of 2.1 cents ($0.021) per share, and 32.5 cents ($0.325) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 5.2 cents ($0.052) per share, and the maximum offering price of $20.22 on October 31, 1997, your fund's distribution rate was 3.09%.

The fund reported a +24.40% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The graph on page 52 compares the performance of the fund's Class I shares, since inception, with that of the unmanaged Standard and Poor's 500 Stock Index, and the Consumer Price Index (CPI). As you can see, the fund's performance exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Equity Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

Franklin Equity Income Fund
Class I
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November     5.20 cents
December     5.20 cents
January      5.20 cents
February     5.20 cents
March        5.20 cents
April        5.20 cents
May          5.20 cents
June         5.20 cents
July         5.20 cents
August       5.20 cents
September    5.20 cents
October      5.20 cents
Total       62.40 cents



GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Equity Income Fund - Class I
Periods ended 10/31/97
                                                   Since
                                                 Inception
                                1-Year  5-Year   (3/15/88)

Cumulative Total Return1         24.40%  107.24%    251.79%
Average Annual Total Return2     18.83%   14.64%     13.41%
Distribution Rate3          3.09%
30-Day Standardized Yield4  3.05%
Value of $10,000 Investment5   $11,883  $19,799    $33,601
                            1993  1994   1995   1996   1997
Fiscal Year Total Return6  24.11% 1.95% 14.17% 15.32% 24.40%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.5% initial sales charge.
3. Distribution rate is based on an annualization of October's 5.2 cent per share monthly dividend and the maximum offering price of $20.22 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge.
6. Total return represents the change in value of an investment and exclude sales charges.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Equity Income Fund
Class II
Dividend Distributions

11/1/96 - 10/31/97

            Dividend
Month       per Share
November     4.38 cents
December     4.38 cents
January      4.07 cents
February     4.07 cents
March        4.07 cents
April        4.49 cents
May          4.49 cents
June         4.49 cents
July         4.12 cents
August       4.12 cents
September    4.12 cents
October      3.95 cents
Total       50.75 cents

Class II

Franklin Equity Income Fund - Class II share price, as measured by net asset value, increased $2.88, from $16.38 on October 31, 1996, to $19.26 on October 31, 1997.

During the reporting period, the fund paid distributions of 50.75 cents ($0.5075) per share in dividend income, a special 1996 year-end distribution of .57 cent ($0.0057) per share, and 32.5 cents ($0.325) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on an annualization of October's monthly dividend of 3.95 cents ($0.0395) per share, plus a 12b-1 differential adjustment of .06 cents ($0.0006), and the offering price of $19.45 on October 31, 1997, your fund's distribution rate was 2.47%.

The fund reported a +23.40% cumulative total return for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The graph on page 56 compares the performance of the fund's Class II shares, since inception, with that of the unmanaged Standard and Poor's 500 Stock Index, and the Consumer Price Index (CPI). As you can see, the fund's performance exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment.

Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Equity Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Equity Income Fund - Class II

Periods ended 10/31/97
                                                Since
                                              Inception
                                   1-Year     (10/2/95)
Cumulative Total Return1           23.40%     40.39%
Average Annual Total Return2       21.15%     17.16%
Distribution Rate3          2.47%
30-Day Standardized Yield  42.39%

Value of $10,000 Investment5      $12,115   $13,903

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of October's 3.95 cent per share monthly dividend, plus a 12b-1 differential adjustment, and the offering price of $19.45 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FRANKLIN ADJUSTABLE
RATE SECURITIES FUND


Your Fund's Objective: Seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities, by investing in a portfolio of adjustable-rate securities.

Franklin Adjustable Rate Securities Fund enjoyed a positive year, posting a cumulative total return of +6.75% for the 12-month period ended October 31, 1997, as discussed in the Performance Summary on page 60.

At the close of the period, your fund's distribution rate was 5.68%. As shown in the graph on page 58, this rate remained competitive, slightly outperforming the yield of the one-year Treasury bill. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable Rate Securities Fund will fluctuate with market conditions.

The fund's fiscal year was characterized by strong economic growth. Concerned that this growth would cause increased inflation, the Federal Reserve Board raised the federal funds rate by 25 basis points in March, from 5.25% to 5.50%. However, increased inflation never materialized, leading to lower interest rates and higher bond prices.

While interest rates remain at levels similar to a year ago, the differential between long-term and short-term rates has narrowed. For example, the difference between 30-year and 2-year Treasuries has contracted by roughly 30 basis points since last fall. Mortgage securities, and adjustable rate mortgages (ARMs) in particular, benefited from this yield tightening.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT


ARMs' coupons reset at periodic intervals to reflect current rates, and are subject to annual caps which limit how much their coupons can change. ARM price movements in the portfolio remained modest and ARM caps were not in any danger of being reached. However, after being fairly dormant earlier in the year, ARM prepayments, which limit the appreciation potential of these securities, increased with the overall decline in interest rates.

In an effort to reduce the negative impact ARM prepayments can have on the underlying portfolio, we maintained an overweighting in seasoned, nonconvertible ARMs, which are less likely to experience high levels of prepayments. These securities have performed extremely well over the past year. In addition, our investment choices remained with those securities that adjust rapidly, such as reflected in the Constant Maturity Treasury Index
(CMT). We remain underweighted in ARMs tied to the Eleventh District Cost of Funds Index (COFI), which tend to lag market movements.

We anticipate an economy with moderate growth and no sharp inflationary rises. This should produce stable-to-slightly higher interest rates with continued low interest-rate volatility. We are attempting to position the fund to perform well in this environment. At the same time, we are striving to keep portfolio turnover low to reduce transaction costs. Our main concern continues to be stability of principal while maintaining a yield competitive with other short-term alternatives.

Please remember, this discussion accurately reflects our views and opinions as of October 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly and our strategies and portfolio holdings may be diferent at this time. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Looking forward, we remain committed to our disciplined, value-oriented approach, which has historically produced consistent and favorable long-term results. We thank you for your participation in the Franklin Adjustable Rate Securities Fund and look forward to serving you in the future. Please feel free to contact us with any questions or comments.

Sincerely,

Jack Lemein
Portfolio Manager
Franklin Adjustable Rate Securities Fund

PERFORMANCE SUMMARY

Franklin Adjustable Rate Securities Fund's share price, as measured by net asset value, increased 9.0 cents, from $9.87 on October 31, 1996, to $9.96 on October 31, 1997.

During the reporting period, the fund paid distributions of 55.8605 cents ($0.558605) per share in dividend income. Dividends will vary depending on income earned by the fund, and past distributions are not indicative of future trends.

Based on an annualization of the current monthly dividend of 4.9423 cents ($0.049423) per share and the maximum offering price of $10.19 on October 31, 1997, your fund's distribution rate was 5.68%.

The fund reported a cumulative total return of +6.75% for the one-year period ended October 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.


Franklin Adjustable
Rate Securities Fund
Dividend Distributions

11/1/96 - 10/31/97*
           Dividend
Month      per Share
November    4.6403 cents
December    5.0142 cents
January     4.4881 cents
February    4.5415 cents
March       4.6330 cents
April       4.4653 cents
May         3.9798 cents
June        4.6550 cents
July        4.8916 cents
August      4.4980 cents
September   5.1114 cents
October     4.9423 cents
Total      55.8605 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The graph on page 62 compares the performance of the fund's shares, since inception, with that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-Month CD Index.** As you can see, though the fund underperformed the Lehman Brother's Index, it slightly outperformed the Payden & Rygel Index.


**Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities with maturities from one to two years.


Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Adjustable Rate Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Adjustable Rate Securities Fund

Periods ended 10/31/97
                                                      Since
                                                    Inception
                                 1-Year   5-Year    (12/26/91)
Cumulative Total Return1         6.75%    29.89%     36.19%
Average Annual Total Return2     4.32%     4.89%      5.02%
Distribution Rate3          5.68%
30-Day Standardized Yield4  5.68%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the 4.9423 cent per share monthly dividend and the maximum offering price of $10.19 on October 31, 1997.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1997.
Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees, which reduces expenses and increases distribution rate, yield, and total return to shareholders. Without these reductions, the fund's total return and distribution rate would have been somewhat lower, and the yield for the period would have been 5.62%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.








FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


Franklin Global Government Income Fund

                                                                                     Class I
                                                    --------------------------------------------------------
                                                                             Year Ended October 31,
                                                    --------------------------------------------------------
                                                        1997       1996       1995       1994      1993***
                                                    --------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................       $8.65      $8.31      $8.06      $9.33     $8.61
                                                    --------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .60        .61        .67       1.30       .58
 Net realized and unrealized gain (loss) ..........        (.22)       .33        .29      (1.81)      .72
                                                    --------------------------------------------------------
Total from investment operations ..................         .38        .94        .96       (.51)     1.30
                                                    --------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.61)      (.60)      (.64)      (.08)     (.58)
 In excess of net investment income ...............        (.01)     --         --         --        --
 Net realized gains ...............................       --         --         --          (.08)    --
 Tax return of capital ............................       --         --          (.07)      (.60)    --
                                                    --------------------------------------------------------
Total distributions ...............................        (.62)      (.60)      (.71)      (.76)     (.58)
                                                    --------------------------------------------------------
Net asset value, end of year ......................       $8.41      $8.65      $8.31      $8.06     $9.33
                                                    ========================================================
Total return* .....................................        4.31%     11.80%     12.65%     (5.72%)   15.14%

Ratios/supplemental data
Net assets, end of year (000's) ...................    $118,348   $137,626   $164,970    $187,204  $195,627
Ratios to average net assets:
 Expenses .........................................         .90%       .85%       .96%       .89%      .77%**
 Net investment income ............................        6.97%      7.68%      8.29%      8.54%     6.74%**
Portfolio turnover rate ...........................      193.30%    139.71%    103.49%     80.69%    67.36%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.




                                                                                               Class II
                                                                           --------------------------------------
                                                                                        Year Ended October 31,
                                                                           --------------------------------------
                                                                              1997       1996      1995***
                                                                           --------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................       $8.65      $8.31     $8.03
                                                                           --------------------------------------
Income from investment operations:
 Net investment income ..................................................         .55        .56       .31
 Net realized and unrealized gain (loss) ................................        (.22)       .33       .30
                                                                           --------------------------------------
Total from investment operations ........................................         .33        .89       .61
                                                                           --------------------------------------
Less distributions from:
 Net investment income ..................................................        (.56)      (.55)     (.30)
 In excess of net investment income .....................................        (.01)     --        --
 Tax return of capital ..................................................       --         --         (.03)
                                                                           --------------------------------------
Total distributions .....................................................        (.57)      (.55)     (.33)
                                                                           --------------------------------------
Net asset value, end of year ............................................       $8.41      $8.65     $8.31
                                                                           ======================================
Total return* ...........................................................        3.74%     11.19%     7.09%

Ratios/supplemental data
Net assets, end of year (000's) .........................................      $4,473     $3,700    $1,193
Ratios to average net assets:
 Expenses ...............................................................        1.46%      1.40%     1.54%**
 Net investment income ..................................................        6.43%      7.17%     7.41%**
Portfolio turnover rate .................................................      193.30%    139.71%   103.49%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period May 1, 1995 (effective date) to October 31, 1995.




                                                                                                 Advisor Class
                                                                                               -----------------
                                                                                                     1997***
                                                                                               -----------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................................       $8.71
                                                                                               -----------------
Income from investment operations:
 Net investment income .......................................................................         .49
 Net realized and unrealized (loss) ..........................................................        (.28)
                                                                                               -----------------
Total from investment operations .............................................................         .21
                                                                                               -----------------
Less distributions from:
 Net investment income .......................................................................        (.49)
                                                                                               -----------------
 In excess of net investment income ..........................................................        (.02)
Total distributions ..........................................................................        (.51)
                                                                                               -----------------
Net asset value, end of period ...............................................................       $8.41
                                                                                               =================
Total return* ................................................................................        2.49%

Ratios/supplemental data
Net assets, end of period (000's) ............................................................        $741
Ratios to average net assets:
 Expenses** ..................................................................................         .82%
 Net investment income** .....................................................................        7.08%
Portfolio turnover rate ......................................................................      193.30%

*Total return is not annualized.
**Annualized.
***For the period January 2, 1997 (effective date) to October 31, 1997.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997

                                                                                 PRINCIPAL
 Franklin Global Government Income Fund                                           AMOUNT*          VALUE
 Government Bonds 95.9%

 Argentina 6.0%
 Republic of Argentina

    10.95%, 11/01/99 ......................................................   $ 3,215,000      $ 3,335,563
    8.75%, 5/09/02 ........................................................     3,100,000        2,821,000
    8.375%, 12/20/03 ......................................................       510,000          458,363
    11.375%, 1/30/17 ......................................................       325,000          321,344
    9.75%, 9/19/27 ........................................................       600,000          513,750
                                                                                             -------------
                                                                                                 7,450,020
                                                                                             -------------
 Australia 4.2%
    Government of Australia, 9.50%, 8/15/03 ...............................     6,255,000 AUD    5,219,164
                                                                                             -------------
    Brazil 5.8%
    Brazil C-Bond, 8.00%, 4/15/14 .........................................     3,044,498        2,138,978
    Government of Brazil
    6.938%, 4/15/09 .......................................................     3,950,000        2,848,938
    10.125%, 5/15/27 ......................................................     1,700,000        1,348,100
    Series L, cvt., FRN, 6.938%, 4/15/12 ..................................     1,250,000          871,875
                                                                                             -------------
                                                                                                 7,207,891
                                                                                             -------------
 Canada 8.5%
 Government of Canada
    10.50%, 7/01/00 .......................................................     4,675,000 CAD    3,784,516
    10.50%, 3/01/01 .......................................................     5,000,000 CAD    4,149,892
    10.00%, 5/01/02 .......................................................     3,005,000 CAD    2,553,616
                                                                                             -------------
                                                                                                10,488,024
                                                                                             -------------
 Denmark 1.9%
 Kingdom of Denmark
    9.00%, 11/15/00 .......................................................     3,385,000 DKK      570,987
    8.00%, 5/15/03 ........................................................    10,065,000 DKK    1,707,602
                                                                                             -------------
                                                                                                 2,278,589
                                                                                             -------------
 Germany 12.3%
 Federal Republic of Germany
    7.75%, 2/21/00 ........................................................    14,310,000 DEM    8,875,056
    8.00%, 7/22/02 ........................................................     9,735,000 DEM    6,333,567
                                                                                             -------------
                                                                                                15,208,623
                                                                                             -------------
 Italy 11.7%
 Buoni Poliennali Del Tes
    12.00%, 1/17/99 ....................................................... 1,925,000,000 ITL    1,211,624
    10.00%, 8/01/03 ....................................................... 1,780,000,000 ITL    1,255,147
 Government of Italy
    10.50%, 7/15/00 .......................................................13,995,000,000 ITL    9,245,132
    10.50%, 4/28/14 .......................................................     1,200,000 GBP    2,683,743
                                                                                             -------------
                                                                                                14,395,646
                                                                                             -------------

 Mexico 5.0%
 United Mexican States
    9.75%, 2/06/01 ........................................................   $ 2,425,000      $ 2,506,844
    9.875%, 1/15/07 .......................................................     1,375,000        1,390,469
    11.375%, 9/15/16 ......................................................     1,115,000        1,186,081
    Series A, with warrants, 6.25%, 12/31/19...............................     1,450,000        1,150,937
                                                                                             -------------
                                                                                                 6,234,331
                                                                                             -------------
 New Zealand 2.0%
    Government of New Zealand, 6.50%, 2/15/00 .............................     3,995,000 NZD    2,468,455
                                                                                             -------------
    Panama .2%
    Republic of Panama, 8.875%, 9/30/27 ...................................       325,000          283,562
                                                                                             -------------
    Spain 7.0%
    Government of Spain
    12.25%, 3/25/00 .......................................................   609,440,000 ESP    4,851,389
    10.10%, 2/28/01 .......................................................   323,900,000 ESP    2,554,105
    10.90%, 8/30/03 .......................................................   139,140,000 ESP    1,202,303
                                                                                             -------------
                                                                                                 8,607,797
                                                                                             -------------
 Sweden 5.7%
 Kingdom of Sweden
    13.00%, 6/15/01 .......................................................     7,800,000 SEK    1,281,508
    10.25%, 5/05/03 .......................................................    28,100,000 SEK    4,484,336
    8.00%, 8/15/07 ........................................................     8,500,000 SEK    1,267,311
                                                                                             -------------
                                                                                                 7,033,155
                                                                                             -------------
 United Kingdom 3.3%
    United Kingdom, 8.00%, 12/07/00 .......................................     2,350,000 GBP    4,072,060
                                                                                             -------------
    United States 20.1%
    U.S. Treasury Bond, 6.375%, 8/15/02 ...................................     3,620,000        3,713,895
    U.S. Treasury Note
    6.25%, 8/31/00 ........................................................     5,775,000        5,858,021
    6.625%, 4/30/02 .......................................................     7,875,000        8,140,789
    7.25%, 8/15/04 ........................................................     6,564,000        7,074,764
                                                                                             -------------
                                                                                                24,787,469
                                                                                             -------------
 Venezuela 2.2%
 Republic of Venezuela
    9.125%, 6/18/07, 144A..................................................     1,220,000        1,109,930
    9.25%, 9/15/27 ........................................................     1,930,000        1,660,283
                                                                                             -------------
                                                                                                 2,770,213
                                                                                             -------------
cRepurchase Agreement 2.3%
 Aubrey G. Lanston & Co., 5.66%, 11/03/97 (Maturity Value $2,786,314)
(Cost $2,785,000) .........................................................     2,785,000        2,785,000
                                                                                             -------------
    Collateralized by U.S. Treasury Notes
    Total Investments (Cost $124,273,516) 98.2% ...........................                    121,289,999
    Other Assets, less Liabilities 1.6% ...................................                      2,272,915
                                                                                             -------------
    Net Assets 100.0%......................................................                   $123,562,944
                                                                                             =============

PORTFOLIO ABBREVIATIONS:
FRN  - Floating Rate Notes

CURRENCY ABBREVIATIONS:
AUD  - Australia
CAD  - Canada
DEM  - Germany
DKK  - Denmark
ESP  - Spain
GBP  - United Kingdom
ITL  - Italy
NZD  - New Zealand
SEK  - Sweden

*Securities traded in U.S. dollars unless otherwise indicated.
cAt 10/31/97, all repurchase agreements held by the Fund had been entered into on that date.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



Franklin Short-Intermediate U.S. Government Securities Fund




                                                                                     Class I
                                                     ------------------------------------------------------
                                                                             Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994      1993***
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................      $10.28     $10.35     $10.03     $10.80    $10.57
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .57        .58        .56        .49       .38
 Net realized and unrealized gain (loss) ..........         .02       (.08)       .31       (.70)      .25
                                                     ------------------------------------------------------
Total from investment operations ..................         .59        .50        .87       (.21)      .63
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.58)      (.57)      (.55)      (.47)     (.39)
 Net realized gains ...............................       --         --         --          (.09)     (.01)
                                                     ------------------------------------------------------
Total distributions ...............................        (.58)      (.57)      (.55)      (.56)     (.40)
                                                     ------------------------------------------------------
Net asset value, end of year ......................      $10.29     $10.28     $10.35     $10.03    $10.80
                                                     ======================================================
Total return* .....................................        5.88%      4.97%      8.90%     (1.99%)    5.90%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $192,051   $196,042   $208,057   $225,352  $273,678
Ratios to average net assets:
 Expenses .........................................         .78%       .74%       .73%       .65%      .55%**
 Expenses excluding waiver and payments by affiliate       --         --         --          .68%      .63%**
 Net investment income ............................        5.51%      5.64%      5.42%      4.75%     4.75%**
Portfolio turnover rate ...........................       40.56%     72.62%     56.34%     99.09%    31.71%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.




                                                                                             Advisor Class
                                                                                             -------------
                                                                                                1997***
                                                                                             -------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................................      $10.24
                                                                                             -------------
Income from investment operations:
 Net investment income .......................................................................         .47
 Net realized and unrealized gain ............................................................         .07
                                                                                             -------------
Total from investment operations .............................................................         .54
Less distributions from net investment income ................................................        (.48)
                                                                                             -------------
Net asset value, end of period ...............................................................      $10.30
                                                                                             =============
Total return* ................................................................................        5.45%

Ratios/supplemental data
Net assets, end of period (000's) ............................................................        $385
Ratios to average net assets:
 Expenses** ..................................................................................         .70%
 Net investment income** .....................................................................        5.35%
Portfolio turnover rate ......................................................................       40.56%

*Total return is not annualized.
**Annualized.
***For the period January 2, 1997 (effective date) to October 31, 1997.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997



                                                                                     PRINCIPAL
 Franklin Short-Intermediate U.S. Government Securities Fund                          AMOUNT       VALUE
 U.S. Government Securities 98.1%
 U.S. Treasury Notes, 7.50%, 11/15/01 ........................................... $25,000,000 $ 26,554,700
 U.S. Treasury Notes, 5.875%, 6/30/00 ...........................................  36,000,000   36,202,536
 U.S. Treasury Notes, 6.00%, 8/15/99 ............................................  51,000,000   51,318,801
 U.S. Treasury Notes, 6.375%, 5/15/99 ...........................................  20,000,000   20,218,760
 U.S. Treasury Notes, 6.50%, 4/30/99 ............................................  11,000,000   11,140,943
 U.S. Treasury Notes, 6.375%, 1/15/99 ...........................................  23,000,000   23,208,449
 U.S. Treasury Notes, 5.875%, 10/31/98 ..........................................  20,000,000   20,062,520
                                                                                             -------------
 Total U.S. Government Securities (Cost $186,175,200) ...........................              188,706,709
                                                                                             -------------
bRepurchase Agreements 1.0%
 Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $1,951,747)
(Cost $1,950,825) ...............................................................   1,950,825    1,950,825
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $188,126,025) 99.1%.....................................              190,657,534
 Other Assets, less Liabilities .9% .............................................                1,777,641
                                                                                             -------------
 Net Assets 100.0% ..............................................................             $192,435,175
                                                                                             =============

bInvestment is through participation in a joint account with other funds managed by the investment advisor. At 10/31/97, all repurchase agreements held by the fund had been entered into on that date.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



Franklin Convertible Securities Fund




                                                                                     Class I
                                                     ------------------------------------------------------
                                                                             Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994     1993****
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................      $13.45     $12.73     $12.34     $12.79   $11.44
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .64        .61        .58        .59      .45
 Net realized and unrealized gain (loss) ..........        2.15       1.39       1.10       (.33)    1.41
                                                     ------------------------------------------------------
Total from investment operations ..................        2.79       2.00       1.68        .26     1.86
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.60)      (.60)      (.59)      (.59)    (.51)
 Net realized gains ...............................        (.90)      (.68)      (.70)      (.12)   --
                                                     ------------------------------------------------------
Total distributions ...............................       (1.50)     (1.28)     (1.29)      (.71)    (.51)
                                                     ------------------------------------------------------
Net asset value, end of year ......................      $14.74     $13.45     $12.73     $12.34   $12.79
                                                     ======================================================
Total return* .....................................       22.47%     16.71%     15.18%      2.07%   16.50%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $212,631   $130,951    $83,523    $66,869  $47,440
Ratios to average net assets:
 Expenses .........................................        1.01%      1.02%      1.03%       .84%     .25%**
 Expenses excluding waiver and payments by affiliate       --         --         --          .92%     .86%**
 Net investment income ............................        4.81%      4.79%      4.82%      4.84%    5.25%**
Portfolio turnover rate ...........................      141.49%    129.83%    108.64%     68.39%   31.05%
Average commission rate paid*** ...................        $.0534     $.0495      --         --       --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the nine months ended October 31, 1993.




                                                                                        Class II
                                                                         -----------------------------------
                                                                                 Year Ended October 31,
                                                                         -----------------------------------
                                                                              1997       1996     1995****
                                                                         -----------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................      $13.41     $12.71   $13.06
                                                                         -----------------------------------
Income from investment operations:
 Net investment income ..................................................         .54        .51      .07
 Net realized and unrealized gain (loss) ................................        2.13       1.40     (.37)
                                                                         -----------------------------------
Total from investment operations ........................................        2.67       1.91     (.30)
                                                                         -----------------------------------
Less distributions from:
 Net investment income ..................................................        (.50)      (.53)    (.05)
 Net realized gains .....................................................        (.90)      (.68)   --
                                                                         -----------------------------------
Total distributions .....................................................       (1.40)     (1.21)    (.05)
                                                                         -----------------------------------
Net asset value, end of year ............................................      $14.68     $13.41   $12.71
                                                                         ===================================
Total return* ...........................................................       21.54%     15.92%   (2.33%)

Ratios/supplemental data
Net assets, end of year (000's) .........................................      $35,282    $10,861     $209
Ratios to average net assets:
 Expenses ...............................................................        1.74%      1.79%    1.60%**
 Net investment income ..................................................        4.04%      4.00%    3.64%**
Portfolio turnover rate .................................................      141.49%    129.83%  108.64%
Average commission rate paid*** .........................................        $.0534     $.0495    --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the period October 1, 1995 (effective date) to October 31, 1995.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997



                                                                                      SHARES/
 Franklin Convertible Securities Fund                                                WARRANTS      VALUE
 Common Stocks and Warrants 10.1%
 Computers .7%
aJetFax, Inc. ....................................................................    130,000  $ 1,056,250
aVanstar Corp. ...................................................................     50,000      653,125
                                                                                             -------------
                                                                                                 1,709,375
                                                                                             -------------
 Conglomerates .7%
 Sovereign Bancorp, Inc. .........................................................     90,000    1,597,500
                                                                                             -------------
 Energy 2.1%
 Duke Energy Corp. ...............................................................     30,000    1,447,500
 Enron Corp. .....................................................................     50,000    1,900,000
aNRG Generating (U.S.), Inc. .....................................................     24,700      481,650
 Southern Co. ....................................................................    58,600     1,344,138
                                                                                             -------------
                                                                                                 5,173,288
                                                                                             -------------
 Financial Services .6%
 Banco de Galicia y Buenos Aires, SA de CV (Argentina) ...........................     10,873       67,453
 Banco de Galicia y Buenos Aires, SA de CV, Sponsored ADR (Argentina) ............     57,282    1,388,214
                                                                                             -------------
                                                                                                 1,455,667
                                                                                             -------------
 Health Care
aCrescendo Pharmaceuticals Corp. .................................................      1,404       15,883
                                                                                             -------------
 Industrial Services .7%
aMagneTek, Inc. ..................................................................     25,000      507,813
 Roper Industries, Inc. ..........................................................     42,700    1,139,556
                                                                                             -------------
                                                                                                 1,647,369
                                                                                             -------------
 Lodging .2%
aShoLodge, Inc. ..................................................................    32,500       530,156
                                                                                             -------------
 Metals & Mining .4%
aAtchison Casting Corp. ..........................................................     50,000    1,028,125
                                                                                             -------------
 Oil & Gas .8%
 YPF, SA, Sponsored ADR (Argentina) ..............................................     60,000    1,920,000
                                                                                             -------------
 Real Estate Investment Trusts .3%
 Burnham Pacific Properties, Inc. ................................................     50,000      731,250
aSecurity Capital Group, Class B, warrants .......................................      3,439       16,554
                                                                                             -------------
                                                                                                   747,804
                                                                                             -------------
 Telecommunications 1.0%
 Telefonica de Argentina, SA, Sponsored ADR (Argentina) ..........................     90,000    2,531,250
                                                                                             -------------
 Tobacco 1.8%
 Philip Morris Cos., Inc. ........................................................     45,000    1,783,125
 RJR Nabisco Holdings Corp. ......................................................     86,000    2,725,125
                                                                                             -------------
                                                                                                 4,508,250
                                                                                             -------------

 Transportation .8%
 Airborne Freight Corp. ..........................................................     15,000    $ 950,625
aFritz Cos., Inc. ................................................................     80,000    1,105,000
                                                                                             -------------
                                                                                                 2,055,625
                                                                                             -------------
 Total Common Stocks & Warrants (Cost $23,454,930) ...............................              24,920,292
                                                                                             -------------
 Convertible Preferred Stocks 23.0%
 Construction .2%
 Owens Corning Capital, L.L.C., 6.50% cvt. pfd., 144A.............................     10,000      497,500
                                                                                             -------------
 Energy 5.3%
 AES Corp., 5.50% cvt. pfd., 144A ................................................     60,000    3,000,000
eCMS Energy Trust I, 7.75% cvt. pfd. .............................................     73,000    3,918,414
 Enron Corp., 6.25% cvt. pfd. ....................................................     85,000    1,832,813
 McDermott International Inc., $2.875 cvt. pfd., Series C, 144A ..................     45,000    2,497,500
 Nuevo Financing I, 5.75% cvt. pfd., Series A ....................................     38,100    1,924,050
                                                                                             -------------
                                                                                                13,172,777
                                                                                             -------------
 Financial Services 3.9%
 Bank One Corp., $3.50 cvt. pfd., Series C .......................................     20,000    2,008,750
 Finova Finance Trust, 5.50% cvt. pfd. ...........................................     28,000    1,764,000
 National Australia Bank, 7.875% cvt. pfd. (Australia) ...........................     42,900    1,193,156
 WBK STRYPES Trust, 10.00% cvt. pfd. .............................................    153,100    4,746,100
                                                                                             -------------
                                                                                                 9,712,006
                                                                                             -------------
 Food & Beverages 1.3%
 Ralston Purina/Interstate Bakeries Corp., 7.00% cvt. pfd. .......................     50,400    3,175,200
                                                                                             -------------
 Industrial Services .6%
 Elsag Bailey Process Automation, NV, 5.50% cvt. pfd. (Netherlands) ..............     35,000    1,500,625
                                                                                             -------------
 Insurance .4%
 American Heritage Life Investment Corp., 8.50% cvt. pfd. ........................     18,300    1,033,950
                                                                                             -------------
 Lodging 1.6%
 Hilton Hotels Corp., 8.00% cvt. pfd. ............................................     48,100    1,418,950
 Host Marriott Corp., 6.75% cvt. pfd., 144A ......................................     40,000    2,580,000
                                                                                             -------------
                                                                                                 3,998,950
 Media & Broadcasting 1.3%
 fTriathlon Broadcasting, 9.00% cvt. pfd. ........................................    315,200    3,152,000
                                                                                             -------------
 Metals & Mining 1.3%
 Armco, Inc., $3.625 cvt. pfd., Series A .........................................     13,100      650,088
 Titanium Metals, 6.625% cvt. pfd., 144A .........................................     10,000      527,500
 WHX Corp., 6.50% cvt. pfd., Series A ............................................     41,000    2,019,250
                                                                                             -------------
                                                                                                 3,196,838
                                                                                             -------------
 Paper & Forest Products .4%
 International Paper Co., 5.25% cvt. pfd. ........................................     20,000    1,010,000
                                                                                             -------------
 Real Estate Investment Trusts 1.3%
 FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A ............................     60,000  $ 1,732,500
 Security Capital Industrial Trust, 7.00% cvt. pfd. ..............................     22,000      695,750
 Security Capital Pacific Trust, $1.75 cvt. pfd., Series A .......................     30,000      918,750
                                                                                             -------------
                                                                                                 3,347,000
                                                                                             -------------
 Telecommunications 2.7%
 AirTouch Communications, Inc., 6.00% cvt. pfd., Series B ........................     40,000    1,397,500
 Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Argentina) ........................     77,600    3,608,400
 Salomon, Inc., 6.25%, cvt. pfd. .................................................     30,000    1,620,000
                                                                                             -------------
                                                                                                 6,625,900
                                                                                             -------------
 Textiles & Apparel .7%
 Designer Holdings, Ltd., 5.00% cvt. pfd. ........................................     38,000    1,617,375
                                                                                             -------------
 Tobacco .8%
 DIMON, Inc., 8.50% cvt. pfd. ....................................................     77,200    1,949,300
                                                                                             -------------
 Transportation 1.2%
 CNF Transportation, Inc., 5.00% cvt. pfd., Series A .............................     45,700    2,901,950
                                                                                             -------------
 Total Convertible Preferred Stocks (Cost $53,386,185)                                          56,891,371
                                                                                             -------------



                                                                                     PRINCIPAL
                                                                                      AMOUNT
 Convertible Bonds 57.8%
 Aerospace/Defense 2.2%
 DRS Technologies, Inc., cvt. senior sub. deb., 9.00%, 10/01/03 ..................  $ 375,000      562,500
 SPACEHAB, Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07 ..........................  5,000,000    5,025,000
                                                                                             -------------
                                                                                                 5,587,500
                                                                                             -------------
 Business Services 1.0%
 CORESTAFF, Inc., cvt. sub. notes, 2.94%, 8/15/04 ................................  1,250,000    1,012,500
 Personnel Group of America, Inc., cvt. sub. notes, 144A, 5.75%, 7/01/04 .........  1,250,000    1,456,250
                                                                                             -------------
                                                                                                 2,468,750
                                                                                             -------------
 Electronics 10.2%
 Adaptec, Inc., cvt. sub. notes, 144A, 4.75%, 2/01/04 ............................  2,000,000    2,335,000
 Bay Networks, Inc., cvt. sub. deb., 144A, 5.25%, 5/15/03 ........................  3,500,000    3,408,125
 Cymer, Inc., cvt. sub. deb., 144A, 3.50% coupon to 8/06/00, 7.25%
 thereafter, 8/06/04  ............................................................  2,000,000    1,722,500
 Dovatron International, Inc., cvt. sub. notes, 144A, 6.00%, 10/15/02 ............  5,500,000    7,727,500
 Itron, Inc., cvt. sub. notes, 6.75%, 3/31/04 ....................................    500,000      555,000
 Itron, Inc., cvt. sub. notes, 144A, 6.75%, 3/31/04 ..............................  1,000,000    1,110,000
 Level One Communications, Inc., cvt. sub. notes, 144A, 4.00%, 9/01/04 ...........    500,000      635,625
 National Semiconductor Corp., cvt. deb., 144A, 6.50%, 10/01/02 ..................  1,000,000    1,091,250
 Park Electrochemical Corp., cvt. sub. notes, 5.50%, 3/01/06 .....................  1,500,000    1,443,750
 Reptron Electronics, Inc., cvt. sub. notes, 6.75%, 8/01/04 ......................  1,300,000    1,157,000
 VLSI Technology, Inc., cvt. sub. notes, 8.25%, 10/01/05 .........................  1,200,000    1,227,000
 Xilinx, Inc., cvt. sub. notes, 144A, 5.25%, 11/01/02 ............................  3,000,000    2,928,750
                                                                                             -------------
                                                                                                25,341,500
                                                                                             -------------
 Environmental Services 1.3%
USA Waste Systems, Inc., cvt. sub. notes, 4.00%, 2/01/02                           $3,000,000 $  3,210,000
                                                                                             -------------
 Financial Services 3.2%
 Leasing Solutions, Inc., cvt. sub. notes, 6.875%, 10/01/03 ......................  1,000,000      965,000
 Meditrust, cvt. sub. deb., 6.875%, 11/15/98 .....................................  3,500,000    4,060,000
 PIV Investment Finance, cvt. company guaranteed, 144A, 4.50%, 12/01/00 ..........  1,000,000      730,000
 PIV Investment Finance, cvt. company guaranteed, 4.50%, 12/01/00 ................  3,000,000    2,190,000
                                                                                             -------------
                                                                                                 7,945,000
                                                                                             -------------
 Food & Beverages .8%
 Grand Metropolitan, Plc., cvt. unsub. senior notes, 144A, 6.50%, 1/31/00 ........  1,500,000    1,950,000
                                                                                             -------------
 Health Care 5.7%
 Alza Corp., cvt. sub. notes, 0.00%, 7/14/14 .....................................  4,000,000    1,720,000
 Assisted Living Concepts, Inc., cvt. sub. deb., 6.00%, 11/01/02 .................  1,600,000    1,708,000
 ESC Medical Systems, Ltd., cvt. sub. notes, 144A, 6.00%, 9/01/02 ................  4,000,000    4,305,000
 Sun Healthcare Group, Inc., sub. notes, 144A, 6.00%, 3/01/04 ....................  3,500,000    3,718,750
Tenet Healthcare Corp., cvt. sub. notes, 6.00%, 12/01/05 .........................    500,000      499,375
 U.S. Diagnostic Labs, Inc., cvt. sub. deb., 144A, 9.00%, 3/31/03 ................  2,175,000    2,196,750
                                                                                             -------------
                                                                                                14,147,875
                                                                                             -------------
 Industrial Services 1.9%
 Exide Corp., cvt. sub. notes, 144A, 2.90%, 12/15/05 .............................  1,400,000      910,000
 Mark IV Industries, Inc., cvt. sub. notes, 144A, 4.75%, 11/01/04 ................  3,000,000    2,891,250
 Tower Automotive, Inc., cvt. sub. notes, 144A, 5.00%, 8/01/04 ...................  1,000,000    1,025,000
                                                                                             -------------
                                                                                                 4,826,250
                                                                                             -------------
 Lodging 2.4%
 CapStar Hotel Co., cvt. sub. notes, 4.75%, 10/15/04 .............................  3,400,000    3,434,000
 ShoLodge, Inc., cvt. sub. deb., 7.50%, 5/01/04 ..................................  2,500,000    2,490,625
                                                                                             -------------
                                                                                                 5,924,625
                                                                                             -------------
 Metals & Mining .8%
 Quanex Corp., cvt. sub. deb., 6.88%, 6/30/07 ....................................  2,000,000    2,085,000
                                                                                             -------------
 Oil & Gas 5.0%
 Consolidated Natural Gas Co., cvt. sub. deb., 7.25%, 12/15/15 ...................  2,000,000    2,177,500
 Halter Marine Group, Inc., cvt. sub. notes, 144A, 4.50%, 9/15/04 ................  1,500,000    1,897,500
 Parker Drilling Co., cvt. sub. notes, 5.50%, 8/01/04 ............................  1,500,000    1,794,375
 Pogo Producing Co., cvt. sub. notes, 5.50%, 6/15/06 .............................  2,000,000    2,127,500
 Seacor Holdings, Inc., cvt. sub. notes, 5.375%, 11/15/06 ........................  1,900,000    2,251,500
 Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06 ..............................  2,000,000    2,105,000
                                                                                             -------------
                                                                                                12,353,375
                                                                                             -------------
 Paper & Forest Products 1.3%
 APP Global Finance V, Ltd., 144A, 2.00%, 7/25/00 (Cayman Islands) ...............  1,200,000    1,134,000
 Metsa-Serla Oyj, cvt. sub. deb., 144A, 4.38%, 10/15/02 (Finland) ................  2,000,000    1,995,000
                                                                                             -------------
                                                                                                 3,129,000
                                                                                             -------------
 Pharmaceuticals .5%
 Dura Pharmaceuticals, Inc., cvt. sub. notes, 3.50%, 7/15/02 .....................  1,000,000    1,142,500
                                                                                             -------------
 Real Estate Investment Trusts 3.0%
 OMEGA Healthcare Investors, Inc., cvt. sub. deb., 8.50%, 2/01/01 ................ $2,750,000  $ 3,509,688
 The Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 .........................  4,000,000    3,880,000
                                                                                             -------------
                                                                                                 7,389,688
                                                                                             -------------
 Retail 7.4%
 Costco Cos., Inc., cvt. sub. notes, 144A, 0.00%, 8/19/17 ........................  8,000,000    4,300,000
 Home Depot, Inc., cvt. sub. notes, 3.25%, 10/01/01 ..............................    450,000      579,938
 Men's Wearhouse, Inc., cvt. sub. notes, 5.25%, 3/01/03 ..........................    500,000      620,625
 Michaels Stores, Inc., cvt. sub. notes, 6.75%, 1/15/03 ..........................  3,200,000    3,264,000
 Pep Boys, cvt. sub. notes, 144A, 0.00%, 9/20/11 .................................  4,000,000    2,100,000
 Rent-Way, Inc., cvt. sub. deb., 144A, 7.00%, 2/01/07 ............................  2,200,000    3,146,000
 Rite Aid Corp., cvt. sub. notes, 144A, 5.25%, 9/15/02 ...........................  4,000,000    4,310,000
                                                                                             -------------
                                                                                                18,320,563
                                                                                             -------------
 Savings & Loans .6%
 BankAtlantic Bancorp, Inc., cvt. sub. deb., 6.75%, 7/01/06 ......................    800,000    1,423,000
                                                                                             -------------
 Technology Services 3.9%
 HMT Technology Corp., cvt. sub. notes, 5.75%, 1/15/04 ...........................  2,200,000    2,128,500
 Read-Rite Corp., cvt. sub. notes, 6.50%, 9/01/04 ................................  2,000,000    1,800,000
 System Software Associates, Inc., cvt. sub. notes, 7.00%, 9/15/02 ...............  1,000,000      995,000
 Tecnomatix Technologies, Ltd., cvt. sub. notes, 144A, 5.25%, 8/15/04 ............  3,500,000    3,390,624
 Vantive Corp., cvt. sub. notes, 144A, 4.75%, 9/01/02 ............................  1,000,000      930,000
 Wind River Systems, Inc., cvt. sub. notes, 144A, 5.00%, 8/01/02 .................    300,000      316,500
                                                                                             -------------
                                                                                                 9,560,624
                                                                                             -------------
 Telecommunications 2.7%
 DSC Communications Corp., cvt. sub. notes, 144A, 7.00%, 8/01/04 .................  2,500,000    2,378,124
 Tel-Save Holdings, Inc., cvt. sub. notes, 144A, 4.50%, 9/15/02 ..................  2,000,000    2,192,500
 U.S. Cellular Corp., cvt. notes, 0.00%, 6/15/15 .................................  6,000,000    2,152,500
                                                                                             -------------
                                                                                                 6,723,124
                                                                                             -------------
 Transportation 1.0%
 Atlantic Coast Airlines, Inc., cvt. sub. notes, 144A, 7.00%, 7/01/04 ............  2,000,000    2,590,000
                                                                                             -------------
 Utilities 1.5%
 Huaneng Power International, Inc., Sponsored ADR, cvt. bonds,
 144A, 1.75%, 5/21/04 (China).....................................................  4,000,000    3,760,000
                                                                                             -------------
 Veterinary Services 1.4%
 Veterinary Centers of America, Inc., cvt. sub. deb., 144A, 5.25%, 5/01/06 .......  4,500,000    3,532,500
                                                                                             -------------
 Total Convertible Bonds (Cost $135,355,130)                                                   143,410,874
                                                                                             -------------

bRepurchase Agreements 6.1%
 Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $15,177,775)
(Cost $15,170,606) ...............................................................$15,170,606 $ 15,170,606
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $227,366,851) 97.0% .....................................             240,393,143
 Other Assets, less Liabilities 3.0% .............................................               7,520,353
                                                                                             -------------
 Net Assets 100.0% ...............................................................            $247,913,496
                                                                                             =============

aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At 10/31/97, all repurchase agreements held by the Fund had been entered into on that date.
eSee Note 7 regarding restricted securities.
fThe Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at 10/31/97 were $3,152,000.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



Franklin Adjustable U.S. Government Securities Fund

                                                                             Class I
                                                     ------------------------------------------------------
                                                                        Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994      1993***
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................       $9.37      $9.34      $9.20      $9.77     $9.86
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .55        .56        .54        .35       .28
 Net realized and unrealized gain (loss) ..........         .10        .03        .14       (.61)     (.09)
                                                     ------------------------------------------------------
Total from investment operations ..................         .65        .59        .68       (.26)      .19
Less distributions from net investment income .....        (.54)      (.56)      (.54)      (.31)     (.28)
                                                     ------------------------------------------------------
Net asset value, end of year ......................       $9.48      $9.37      $9.34      $9.20     $9.77
                                                     ======================================================
Total return* .....................................        7.18%      6.54%      7.57%     (2.65%)    1.99%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $334,990   $397,078   $509,371   $700,617 $1,813,504
Ratios to average net assets:
 Expenses**** .....................................         .75%       .69%       .61%       .42%      .65%**
 Expenses excluding waiver and payments by affiliate****    .93%       .86%       .86%       .82%      .79%**
 Net investment income ............................        5.81%      5.87%      5.76%      3.67%     3.92%**
Portfolio turnover rate ...........................       43.68%     23.52%     17.81%      5.99%     6.97%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.
****Includes the Funds' share of the Portfolios' allocated expenses.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997

Franklin Adjustable U.S. Government Securities Fund                                   SHARES       VALUE
Mutual Funds 100.4%

U.S. Government Adjustable Rate Mortgage Portfolio (Note 1) .....................  35,474,557$336,298,798
                                                                                             -------------
Total Investments (Cost $356,924,519) 100.4% ....................................             336,298,798
Other Assets, less Liabilities (.4)% ............................................              (1,308,337)
                                                                                             -------------
Net Assets 100.0% ...............................................................            $334,990,461
                                                                                             =============


FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights



Franklin Equity Income Fund




                                                                                     Class I
                                                     ------------------------------------------------------
                                                                             Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994     1993****
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................      $16.41     $15.19     $14.14     $14.91   $13.46
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .64        .64        .63        .62      .60
 Net realized and unrealized gain (loss) ..........        3.23       1.63       1.27       (.36)    1.44
                                                     ------------------------------------------------------
Total from investment operations ..................        3.87       2.27       1.90        .26     2.04
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.64)      (.65)      (.61)      (.72)    (.50)
 Net realized gains ...............................        (.33)      (.40)      (.24)      (.31)    (.09)
                                                     ------------------------------------------------------
Total distributions ...............................        (.97)     (1.05)      (.85)     (1.03)    (.59)
                                                     ------------------------------------------------------
Net asset value, end of year ......................      $19.31     $16.41     $15.19     $14.14   $14.91
                                                     ======================================================
Total return* .....................................       24.40%     15.39%     14.10%      1.83%   15.27%

Ratios/supplemental data
Net assets, end of year (000's) ...................    $352,555   $246,952   $168,897    $92,763  $42,177
Ratios to average net assets:
 Expenses .........................................         .97%       .98%      1.00%       .77%     .25%**
 Expenses excluding waiver and payments by affiliate        --         --        1.02%       .95%     .87%**
 Net investment income ............................        3.62%      4.11%      4.44%      4.53%    5.86%**
Portfolio turnover rate ...........................       29.04%     24.15%     27.86%     39.51%   19.33%
Average commission rate paid*** ...................        $.0488     $.0514      --         --       --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the nine months ended October 31, 1993.




                                                                                      Class II
                                                                           --------------------------------
                                                                                Year Ended October 31,
                                                                           --------------------------------
                                                                              1997       1996     1995****
                                                                           --------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................      $16.38     $15.19   $15.38
                                                                           --------------------------------
Income from investment operations:
 Net investment income ..................................................         .50        .52      .05
 Net realized and unrealized gain (loss) ................................        3.22       1.63     (.19)
                                                                           --------------------------------
Total from investment operations ........................................        3.72       2.15     (.14)
                                                                           --------------------------------
Less distributions from:
 Net investment income ..................................................        (.51)      (.56)    (.05)
 Net realized gains .....................................................        (.33)      (.40)   --
                                                                           --------------------------------
Total distributions .....................................................        (.84)      (.96)    (.05)
                                                                           --------------------------------
Net asset value, end of year ............................................      $19.26     $16.38   $15.19
                                                                           ================================
Total return* ...........................................................       23.40%     14.53%    (.93%)

Ratios/supplemental data
Net assets, end of year (000's) .........................................     $45,277    $18,227     $386
Ratios to average net assets:
 Expenses ...............................................................        1.72%      1.73%    1.99%**
 Net investment income ..................................................        2.78%      3.33%    3.57%**
Portfolio turnover rate .................................................       29.04%     24.15%   27.86%
Average commission rate paid*** .........................................        $.0488     $.0514      --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the period October 1, 1995 (effective date) to October 31, 1995.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997

 Franklin Equity Income Fund                                                          SHARES       VALUE
 Common Stocks 89.5%
 Chemicals 5.3%
 ARCO Chemical Co. ..............................................................      45,000  $ 2,199,375
 Chemed Corp. ...................................................................      80,000    3,240,000
 Dow Chemical Co. ...............................................................      65,000    5,898,750
 Imperial Chemical Industries, Plc., Sponsored ADR (United Kingdom) .............      94,000    5,628,250
 Millennium Chemicals, Inc. .....................................................     170,549    4,007,902
                                                                                             -------------
                                                                                                20,974,277
                                                                                             -------------
 Consumer Products 1.1%
 Amway Asia Pacific, Ltd . ......................................................      50,000    1,187,500
 Fortune Brands, Inc. ...........................................................      91,500    3,025,219
                                                                                             -------------
                                                                                                 4,212,719
                                                                                             -------------
 Financial Services 8.4%
 Banc One Corp. .................................................................      71,800    3,742,575
 BankBoston Corp. ...............................................................      28,400    2,302,175
 Beneficial Corp. ...............................................................      67,000    5,138,063
 Mercantile Bancorp., Inc. ......................................................      62,226    3,021,850
 Morgan (J.P.) & Co., Inc. ......................................................      30,500    3,347,375
 National City Corp. ............................................................      88,700    5,299,825
Nordbanken AB, Sponsored ADR, 144A (Sweden)......................................      31,000    1,945,287
 PNC Bank Corp. .................................................................      98,300    4,669,250
dWestpac Banking Corp., Ltd. (Australia) ........................................     686,015    3,994,602
                                                                                             -------------
                                                                                                33,461,002
                                                                                             -------------
 Food & Beverage 2.1%
 Cadbury Schweppes, Plc. (United Kingdom) .......................................     400,000    4,009,798
 Heinz (H.J.) Co. ...............................................................     92,000     4,272,250
                                                                                             -------------
                                                                                                 8,282,048
                                                                                             -------------
 Industrial Services .9%
 Cooper Industries, Inc. ........................................................      71,700    3,737,363
                                                                                             -------------
 Insurance 5.1%
 Gallagher (Arthur J.) & Co. ....................................................     120,000    4,200,000
 IPC Holdings, Ltd. .............................................................      65,000    2,002,813
 Lincoln National Corp. .........................................................      85,500    5,878,125
 Mid Ocean, Ltd. ................................................................      70,300    4,560,713
 Scor, SA (France)...............................................................      80,500    3,738,734
                                                                                             -------------
                                                                                                20,380,385
                                                                                             -------------
 Metals & Mining .9%
 Freeport-McMoRan Copper & Gold, Inc., Class B ..................................     150,000    3,581,250
                                                                                             -------------
 Oil 14.1%
 Amoco Corp. ....................................................................      68,000    6,234,750
 Atlantic Richfield Co. .........................................................     138,000   11,359,125
 Chevron Corp. ..................................................................     81,900     6,792,581
 Exxon Corp. ....................................................................     99,400     6,106,888
 Mobil Corp. ....................................................................     77,600     5,650,250
 Occidental Petroleum Corp. .....................................................    109,900     3,063,463
 Oil (cont.)
 Texaco, Inc. ...................................................................    127,000   $ 7,231,063
 Ultramar Corp. .................................................................    105,000     3,241,875
 YPF, SA, Sponsored ADR (Argentina) .............................................    205,200     6,566,400
                                                                                             -------------
                                                                                                56,246,395
                                                                                             -------------
 Paper & Forest Products 3.8%
 Portucel Industrial, SA, 144A (Portugal) .......................................     245,000    1,843,258
 Potlatch Corp. .................................................................     88,000     4,389,000
 Union Camp Corp. ...............................................................     86,000     4,660,125
 Weyerhaeuser Co. ...............................................................     87,000     4,154,250
                                                                                             -------------
                                                                                                15,046,633
                                                                                             -------------
 Pharmaceuticals 4.3%
 Bristol-Myers Squibb Co. .......................................................     71,600     6,282,900
 Glaxo Wellcome, Plc., Sponsored ADR (United Kingdom)............................    126,200     5,402,938
 Pharmacia & Upjohn, Inc. .......................................................    167,000     5,302,250
                                                                                             -------------
                                                                                                16,988,088
                                                                                             -------------
 Publishing .7%
 Dun & Bradstreet Corp. .........................................................     93,900     2,682,019
                                                                                             -------------
 Real Estate Investment Trusts 7.7%
 Arden Realty Group, Inc. .......................................................     175,200    5,343,600
 Equity Office Properties Trust .................................................      35,800    1,094,138
 Equity Residential Properties Trust ............................................     133,300    6,731,650
 FelCor Suite Hotels, Inc. ......................................................     189,000    6,922,125
 Highwoods Properties, Inc . ....................................................     144,000    4,968,000
 Simon DeBartolo Group, Inc. ....................................................     182,800    5,655,375
                                                                                             -------------
                                                                                                30,714,888
                                                                                             -------------
 Retail 2.1%
 Penney (J.C.) Co., Inc. ........................................................     145,000    8,509,688
                                                                                             -------------
 Steel 2.1%
 British Steel, Plc., Sponsored ADR (United Kingdom) ............................     119,500    3,241,438
 Carpenter Technology Corp. .....................................................     110,000    5,321,250
                                                                                             -------------
                                                                                                 8,562,688
                                                                                             -------------
 Telecommunications 9.3%
 AT&T Corp. .....................................................................    112,000     5,481,000
 Bell Atlantic Corp. ............................................................    106,060     8,471,543
 France Telecom, SA (France) ....................................................      34,700    1,313,225
 GTE Corp. ......................................................................    146,500     6,217,094
 Southern New England Telecommunications Corp. ..................................     196,800    8,437,800
 US West Communications Group ...................................................     176,800    7,038,850
                                                                                             -------------
                                                                                                36,959,512
                                                                                             -------------
 Tobacco 4.8%
 Imperial Tobacco Group, Plc. (United Kingdom) ..................................     328,000    2,016,845
 Imperial Tobacco Group, Plc., ADR (United Kingdom) .............................     197,075    2,423,587
 Tobacco (cont.)
 Philip Morris Cos., Inc. .......................................................      94,600  $ 3,748,525
 RJR Nabisco Holdings Corp. .....................................................     149,000    4,721,436
 UST, Inc. ......................................................................     202,000    6,047,375
                                                                                             -------------
                                                                                                18,957,768
                                                                                             -------------
 Transportation 1.5%
 Chrysler Corp. .................................................................    168,000     5,922,000
                                                                                             -------------
 Utilities - Electric 11.2%
 Central & South West Corp. .....................................................     40,800       879,750
 CINergy Corp. ..................................................................    136,800     4,514,400
 Dominion Resources, Inc. .......................................................    155,000     5,764,062
 Enova Corp. ....................................................................    163,000     3,962,938
 Entergy Corp. ..................................................................    231,000     5,645,062
 MidAmerican Energy Holdings Co. ................................................    218,600     3,907,475
 New Century Energies, Inc. .....................................................     90,000     3,757,500
 Northern States Power Co. ......................................................    101,000     5,087,875
 OGE Energy Corp. ...............................................................    109,000     5,279,687
 PacifiCorp. ....................................................................    130,000     2,819,375
 PG&E Corp. .....................................................................    123,100     3,146,741
                                                                                             -------------
                                                                                                44,764,865
                                                                                             -------------
 Utilities - Natural Gas 4.1%
 Consolidated Natural Gas Co. ...................................................      81,300    4,395,281
 National Fuel Gas Co. ..........................................................     129,600    5,718,600
 Pacific Enterprises ............................................................     115,200    3,765,600
 Transportadora de Gas del Sur, SA, Sponsored ADR (Argentina) ...................     250,000    2,359,375
                                                                                             -------------
                                                                                                16,238,856
                                                                                             -------------
 Total Common Stocks (Cost $291,719,099) ........................................              356,222,444
                                                                                             -------------
 Convertible Preferred Stocks 4.1%
 Browning-Ferris Industries, Inc., 7.25% cvt. pfd., ACES (Argentina) ............     111,100    3,555,200
eCMS Energy Trust 1, 7.75% cvt. pfd. ............................................      80,000    4,294,152
 National Australia Bank, 7.875% cvt. pfd. ......................................     170,100    4,730,906
 Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Argentina) .......................      76,900    3,575,850
                                                                                             -------------
 Total Convertible Preferred Stocks (Cost $14,787,226)                                          16,156,108
                                                                                             -------------

bRepurchase Agreements 6.1%
 Joint Repurchase Agreement, 5.671%, 11/03/97 (Maturity Value $24,407,260)
(Cost $24,395,731) .............................................................. $24,395,731 $ 24,395,731
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $330,902,056) 99.7% ....................................              396,774,283
 Other Assets, less Liabilities .3% .............................................                1,057,368
                                                                                             -------------
 Net Assets 100.0% ..............................................................             $397,831,651
                                                                                             =============

PORTFOLIO ABBREVIATIONS:
ACES  - Adjustable Convertible Exempt Securities
MEDS  - Mandatorially Exchangeable Debt Security

bInvestment is through participation in a joint account with other funds managed by the investment advisor. At 10/31/97, all repurchase agreements held by the Fund had been entered into on that date.
dSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
eSee Note 7 regarding restricted securities.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


Franklin Adjustable Rate Securities Fund



                                                                                     Class I
                                                     ------------------------------------------------------
                                                                             Year Ended October 31,
                                                     ------------------------------------------------------
                                                        1997       1996       1995       1994      1993***
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................       $9.87      $9.82      $9.70     $10.04    $10.03
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income ............................         .56        .54        .58        .45       .37
 Net realized and unrealized gain (loss) ..........         .09        .06        .12       (.34)      .01
                                                     ------------------------------------------------------
Total from investment operations ..................         .65        .60        .70        .11       .38
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income ............................        (.56)      (.55)      (.58)      (.45)     (.37)
                                                     ------------------------------------------------------
Total distributions ...............................        (.56)      (.55)      (.58)      (.45)     (.37)
                                                     ------------------------------------------------------
Net asset value, end of year ......................       $9.96      $9.87      $9.82      $9.70    $10.04
                                                     ======================================================
Total return* .....................................        6.75%      6.23%      7.57%      1.11%     3.83%

Ratios/supplemental data
Net assets, end of year (000's) ...................     $21,137    $15,707    $17,014    $24,564   $37,809
Ratios to average net assets:
 Expenses**** .....................................         .81%       .90%       .70%       .45%      .11%**
 Expenses excluding waiver and payments by affiliate****   1.00%      1.12%       .99%       .85%     1.01%**
 Net investment income ............................        5.64%      5.54%      5.82%      4.45%     4.69%**
Portfolio turnover rate ...........................       86.71%     41.67%     53.30%     84.67%    49.11%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.
****Includes the Funds' share of the Portfolios' allocated expenses.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1997






Franklin Adjustable Rate Securities Fund                                               SHARES      VALUE
Mutual Funds 100.3%
Adjustable Rate Securities Portfolio (Note 1) ..................................... 2,131,679 $21,210,207
                                                                                             -------------
Total Investments (Cost $21,083,576) 100.3% .......................................            21,210,207
Other Assets, less Liabilities (.3)% ..............................................               (72,868)
                                                                                             -------------
Net Assets 100.0% .................................................................           $21,137,339
                                                                                             =============


FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements


Statements of Assets and Liabilities
October 31, 1997


                                                                  Franklin       Franklin
                                                                   Global   Short-Intermediate  Franklin
                                                                 Government   U.S. Government  Convertible
                                                                 Income Fund  Securities FundSecurities Fund
                                                     ------------------------------------------------------
Assets:
Investments in securities:
 Cost .......................................................  $124,273,516    $188,126,025  $227,366,851
                                                     =======================================================
 Value ......................................................   121,289,999     190,657,534   240,393,143
Cash ........................................................         2,233              --     1,199,335
Receivables:
 Investment securities sold .................................            --              --     5,110,665
 Capital shares sold ........................................       368,727         482,352       732,156
 Dividends and interest .....................................     3,432,188       3,255,931     1,935,948
Unrealized gain on forward currency contracts (Note 2) ......       950,736              --            --
                                                     ------------------------------------------------------
      Total assets ..........................................   126,043,883     194,395,817   249,371,247
                                                     ------------------------------------------------------
Liabilities:
Payables:
 Investment securities purchased ............................     1,231,549              --       840,588
 Capital shares redeemed ....................................       277,790       1,246,241       110,923
 Affiliates .................................................       123,246         140,530       328,548
 Shareholders ...............................................            --         183,882           178
Distributions to shareholders ...............................           337         372,091       152,377
Unrealized loss on forward exchange contracts (Note 2) ......       634,295              --            --
Other liabilities ...........................................       213,722          17,898        25,137
                                                     ------------------------------------------------------
      Total liabilities .....................................     2,480,939       1,960,642     1,457,751
                                                     ------------------------------------------------------
       Net assets, at value .................................  $123,562,944    $192,435,175  $247,913,496
                                                     =======================================================
Net assets consist of:
 Undistributed net investment income ........................          $ --       $ 497,544   $ 1,287,973
 Accumulated distributions in excess of net investment income                     (184,646)            ----
 Net unrealized appreciation (depreciation) .................   (2,650,048)       2,531,509    13,026,292
 Accumulated net realized gain (loss) .......................   (2,971,285)     (6,200,783)    18,108,020
 Capital shares .............................................   129,368,923     195,606,905   215,491,211
                                                     ------------------------------------------------------
      Net assets, at value ..................................  $123,562,944    $192,435,175  $247,913,496
                                                     =======================================================

                                                                  Franklin       Franklin
                                                                   Global   Short-Intermediate  Franklin
                                                                 Government   U.S. Government  Convertible
                                                                 Income Fund  Securities FundSecurities Fund
Class I:
 Net assets, at value .......................................  $118,348,186    $192,050,661  $212,631,347
                                                     =======================================================
 Shares outstanding .........................................    14,074,297      18,665,327    14,427,760
                                                     =======================================================
 Net asset value per share* .................................         $8.41          $10.29           $14.74
                                                     =======================================================
 Maximum offering price per share
(net asset value / 95.75%, 97.75%,  95.50%, respectively) ...         $8.78          $10.53           $15.43
                                                     =======================================================
Class II:
 Net assets, at value .......................................   $ 4,473,447              --     $ 35,282,149
                                                     =======================================================
 Shares outstanding .........................................       531,824              --        2,402,672
                                                     =======================================================
 Net asset value per share* .................................         $8.41              --           $14.68
                                                     =======================================================
 Maximum offering price per share (net asset value / 99%) ...         $8.49              --           $14.83
                                                     =======================================================
Advisor Class:
 Net assets, at value .......................................     $ 741,311       $ 384,514            --
                                                     =======================================================
 Shares outstanding .........................................        88,115          37,349            --
                                                     =======================================================
 Net asset value and maximum offering price per share .......         $8.41          $10.30            --
                                                     =======================================================

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                                                                   Franklin
                                                                  Adjustable      Franklin      Franklin
                                                                U.S. Government    Equity    Adjustable Rate
                                                                Securities Fund  Income Fund Securities Fund
Assets:
Investments in securities:

 Cost .......................................................  $356,924,519    $330,902,056   $21,083,576
                                                     =======================================================
 Value ......................................................   336,298,798     396,774,283    21,210,207
Cash ........................................................        39,075         592,793            --
Receivables:
 Investment securities sold .................................            --         771,875            --
 Capital shares sold ........................................        78,248         418,183        18,736
 Dividends and interest .....................................            --       1,111,975            --
                                                     ------------------------------------------------------
      Total assets ..........................................   336,416,121     399,669,109    21,228,943
                                                     ------------------------------------------------------
Liabilities:
Payables:
 Investment securities purchased ............................            --         878,812            --
 Capital shares redeemed ....................................       452,024         197,632         6,598
 Affiliates .................................................       265,000         523,000        15,163
 Shareholders ...............................................       689,260         203,904        35,290
Distributions to shareholders ...............................           146              --         5,752
Funds advanced by custodian .................................            --              --         5,942
Other liabilities ...........................................        19,230          34,110        22,859
                                                     ------------------------------------------------------
      Total liabilities .....................................     1,425,660       1,837,458        91,604
                                                     ------------------------------------------------------
       Net assets, at value .................................  $334,990,461    $397,831,651   $21,137,339
                                                     =======================================================
Net assets consist of:
 Undistributed net investment income ........................     $ 955,056       $ 603,756           $--
 Net unrealized appreciation (depreciation) ................   (20,625,721)      65,873,329       126,631
 Accumulated net realized gain (loss) .......................  (82,967,418)      16,986,141      (930,245)
 Capital shares .............................................   437,628,544     314,368,425    21,940,953
                                                     ------------------------------------------------------
      Net assets, at value ..................................  $334,990,461    $397,831,651   $21,137,339
                                                     =======================================================

                                                                    Franklin
                                                                   Adjustable       Franklin          Franklin
                                                                 U.S. Government     Equity        Adjustable Rate
                                                                 Securities Fund   Income Fund     Securities Fund
Class I:
 Net assets, at value .......................................  $334,990,461    $352,554,955       $21,137,339
                                                           =======================================================
 Shares outstanding .........................................    35,328,183      18,260,314         2,122,079
                                                           =======================================================
 Net asset value per share* .................................         $9.48          $19.31               $ 9.96
                                                           =======================================================
 Maximum offering price per share
 (net asset value / 97.75%, 95.50%,  97.75%, respectively)..          $9.70          $20.22               $10.19
                                                           =======================================================
Class II:
 Net assets, at value .......................................            --    $ 45,276,696                --
                                                           =======================================================
 Shares outstanding .........................................            --       2,350,676                --
                                                           =======================================================
 Net asset value per share* .................................            --          $19.26                --
                                                           =======================================================
 Maximum offering price per share (net asset value / 99%) ...            --          $19.45                --
                                                           =======================================================

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

Statements of Operations
for the year ended October 31, 1997


                                                                   Franklin       Franklin
                                                                    Global   Short-Intermediate  Franklin
                                                                  Government   U.S. Government  Convertible
                                                                  Income Fund  Securities FundSecurities Fund
                                                                 ---------------------------------------------
Investment income:
 Dividends ....................................................     $ 15,206             $--   $ 3,625,422
 Interest .....................................................   10,392,152      11,986,846     7,253,933
                                                                 ---------------------------------------------
      Total investment income .................................   10,407,358      11,986,846    10,879,355
                                                                 ---------------------------------------------
Expenses:
 Management fees (Note 6) .....................................      785,629       1,076,296     1,075,628
 Distribution fees (Note 6)
  Class I .....................................................      127,737         161,539       428,603
  Class II ....................................................       24,866              --       210,683
 Transfer agent fees (Note 6) .................................      143,700         107,367       187,576
 Custodian fees ...............................................       32,800           1,747         4,988
 Reports to shareholders ......................................       59,778          51,452        71,019
 Registration and filing fees .................................       23,800          37,953        25,613
 Professional fees ............................................        4,500           9,486        11,419
 Trustees' fees and expenses ..................................       13,000          19,417        18,188
 Other ........................................................          135          15,978         6,052
                                                                 ---------------------------------------------
      Total expenses ..........................................    1,215,945       1,481,235     2,039,769
                                                                 ---------------------------------------------
       Net investment income ..................................    9,191,413      10,505,611     8,839,586
                                                                 ---------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................   (3,072,458)         98,482    18,354,800
  Foreign currency transactions ...............................    3,072,382              --            --
                                                                 ---------------------------------------------
      Net realized gain (loss) ................................          (76)         98,482    18,354,800
 Net unrealized appreciation (depreciation) on:
  Investments .................................................   (3,990,314)        229,386     9,072,653
  Translation of assets and liabilities
 denominated in foreign currencies ............................      660,415              --            --
                                                                 ---------------------------------------------
      Net unrealized appreciation (depreciation) ..............   (3,329,899)        229,386     9,072,653
                                                                 ---------------------------------------------
Net realized and unrealized gain (loss) .......................   (3,329,975)        327,868    27,427,453
                                                                 ---------------------------------------------
Net increase in net assets resulting from operations ..........  $ 5,861,438     $10,833,479   $36,267,039
                                                                 =============================================

                                                                     Franklin
                                                                    Adjustable    Franklin      Franklin
                                                                  U.S. Government  Equity    Adjustable Rate
                                                                  Securities FundIncome Fund Securities Fund
                                                                 ---------------------------------------------
Investment income:*
 Dividends ....................................................  $22,969,711     $14,097,622    $1,239,654
 Interest .....................................................           --       1,172,968            --
                                                                 ---------------------------------------------
      Total investment income .................................   22,969,711      15,270,590     1,239,654
                                                                 ---------------------------------------------
Expenses:
 Management fees (Note 6) .....................................            --       1,783,336             --
 Administrative fees (Note 6) .................................      363,663               --        19,960
 Distribution fees (Note 6)
  Class I .....................................................      899,571         757,490        48,558
  Class II ....................................................           --         310,656            --
 Transfer agent fees (Note 6) .................................      315,879         362,289        16,093
 Custodian fees ...............................................           --           8,572            --
 Reports to shareholders ......................................      142,102         134,726         6,235
 Registration and filing fees .................................       29,961          41,141        13,005
 Professional fees ............................................       18,709          20,110         5,791
 Trustees' fees and expenses ..................................       37,321          32,885         1,989
 Other ........................................................       18,624           7,748           863
                                                                 ---------------------------------------------
      Total expenses ..........................................    1,825,830       3,458,953       112,494
                                                                 ---------------------------------------------
       Net investment income ..................................   21,143,881      11,811,637     1,127,160
                                                                 ---------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................   (4,382,996)     17,033,346     (144,543)
  Foreign currency transactions ...............................           --        (34,049)            --
                                                                 ---------------------------------------------
      Net realized gain (loss) ................................   (4,382,996)     16,999,297     (144,543)
 Net unrealized appreciation on:
  Investments .................................................    8,545,202      41,582,753       369,436
  Translation of assets and liabilities
 denominated in foreign currencies ............................           --           1,103            --
                                                                 ---------------------------------------------
      Net unrealized appreciation .............................    8,545,202      41,583,856       369,436
                                                                 ---------------------------------------------
Net realized and unrealized gain ..............................    4,162,206      58,583,153       224,893
                                                                 ---------------------------------------------
Net increase in net assets resulting from operations ..........  $25,306,087     $70,394,790    $1,352,053
                                                                 =============================================
*net of foreign taxes of $205,169 for the Equity Income Fund.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended October 31, 1997 and 1996

                                                    Franklin Global             Franklin Short-Intermediate
                                                Government Income Fund        U.S. Government Securities Fund
                                             ----------------------------------------------------------------
                                                  1997          1996               1997           1996
                                             ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................   $ 9,191,413   $ 11,369,376       $ 10,505,611  $ 11,482,507
  Net realized gain (loss) from investments
 and foreign currency transactions ........           (76)       962,741             98,482      (300,618)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies (3,329,899)     4,017,050            229,386    (1,357,852)
                                             ----------------------------------------------------------------
      Net increase in net assets resulting from
 operations ...............................     5,861,438     16,349,167         10,833,479     9,824,037
 Distributions to shareholders from:
  Net investment income:
   Class I ................................    (9,275,930)   (10,401,793)       (10,697,486)  (11,299,126)
   Class II ...............................      (254,743)      (159,145)                --            --
   Advisor Class ..........................       (40,774)            --            (12,468)           --
                                             ----------------------------------------------------------------
 Total distributions to shareholders ......    (9,571,447)   (10,560,938)       (10,709,954)  (11,299,126)
 Capital share transactions (Note 3)
  Class I .................................   (15,684,110)   (33,016,472)        (4,111,244)  (10,540,555)
  Class II ................................       869,332      2,391,036                 --            --
  Advisor Class ...........................       762,031             --            381,098            --
                                             ----------------------------------------------------------------
 Total capital share transactions .........   (14,052,747)   (30,625,436)        (3,730,146)  (10,540,555)
                                             ----------------------------------------------------------------
      Net decrease in net assets ..........   (17,762,756)   (24,837,207)        (3,606,621)  (12,015,644)
Net assets:
 Beginning of year ........................   141,325,700    166,162,907        196,041,796   208,057,440
                                             ----------------------------------------------------------------
 End of year ..............................  $123,562,944   $141,325,700       $192,435,175  $196,041,796
                                             ================================================================
Undistributed net investment income (Accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of year .............................    $ (184,646)     $ 259,884          $ 497,544     $ 701,887
                                             ================================================================

                                                 Franklin Convertible               Franklin Adjustable
                                                    Securities Fund           U.S. Government Securities Fund
                                             ----------------------------------------------------------------
                                                  1997          1996               1997           1996
                                             ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................   $ 8,839,586    $ 5,369,753       $ 21,143,881  $ 27,128,106
  Net realized gain (loss) from investments and
 foreign currency transactions ............    18,354,800      9,634,023         (4,382,996)   (8,331,753)
  Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies ....................     9,072,653      1,567,232          8,545,202    10,070,322
                                             ----------------------------------------------------------------
      Net increase in net assets resulting from
 operations...............................     36,267,039     16,571,008         25,306,087    28,866,675
 Distributions to shareholders from:
  Net investment income:
   Class I ................................    (7,148,153)    (5,000,306)       (20,946,338)  (27,723,298)
   Class II ...............................      (764,202)      (174,577)                --            --
  Net realized gains:
   Class I ................................    (9,004,822)    (4,634,096)
   Class II ...............................      (857,185)       (30,571)                --            --
                                             ----------------------------------------------------------------
 Total distributions to shareholders ......   (17,774,362)    (9,839,550)       (20,946,338)  (27,723,298)
 Capital share transactions (Note 3)
  Class I .................................    65,369,154     41,026,026        (66,447,672) (113,435,575)
  Class II ................................    22,239,207     10,322,156                 --            --
                                             ----------------------------------------------------------------
 Total capital share transactions .........    87,608,361     51,348,182        (66,447,672) (113,435,575)
                                             ----------------------------------------------------------------
      Net increase (decrease) in net assets   106,101,038     58,079,640        (62,087,923) (112,292,198)
Net assets:
 Beginning of year ........................   141,812,458     83,732,818        397,078,384   509,370,582
                                             ----------------------------------------------------------------
 End of year ..............................  $247,913,496   $141,812,458       $334,990,461  $397,078,384
                                             ================================================================
Undistributed net investment income included
 in net assets:
  End of year .............................   $ 1,287,973      $ 360,742          $ 955,056     $ 757,513
                                             ================================================================

                                                      Franklin Equity                Franklin Adjustable
                                                        Income Fund                 Rate Securities Fund
                                             ----------------------------------------------------------------
                                                    1997          1996               1997         1996
                                             ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................  $ 11,811,637    $ 9,016,420        $ 1,127,160     $ 851,994
  Net realized gain (loss) from investments and
 foreign currency transactions ............    16,999,297      5,500,551           (144,543)      (67,763)
  Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies....................     41,583,856     15,107,182            369,436       163,341
                                             ----------------------------------------------------------------
      Net increase in net assets resulting
 from operations..........................     70,394,790     29,624,153          1,352,053       947,572
 Distributions to shareholders from:
  Net investment income:
   Class I ................................   (10,821,047)    (8,653,540)        (1,127,160)     (851,994)
   Class II ...............................      (874,988)      (244,243)                --            --
  Net realized gains:
   Class I ................................    (5,098,255)    (4,623,214)                --            --
   Class II ...............................      (396,739)       (30,854)                --            --
                                             ----------------------------------------------------------------
 Total distributions to shareholders ......   (17,191,029)   (13,551,851)        (1,127,160)     (851,994)
 Capital share transactions (Note 3)
  Class I .................................    57,149,819     62,463,113          5,205,073    (1,401,961)
  Class II ................................    22,298,986     17,359,834                 --            --
                                             ----------------------------------------------------------------
 Total capital share transactions .........    79,448,805     79,822,947          5,205,073    (1,401,961)
                                             ----------------------------------------------------------------
      Net increase (decrease) in net assets   132,652,566     95,895,249          5,429,966    (1,306,383)
Net assets:
 Beginning of year ........................   265,179,085    169,283,836         15,707,373    17,013,756
                                             ----------------------------------------------------------------
 End of year ..............................  $397,831,651   $265,179,085        $21,137,339   $15,707,373
                                             ================================================================
Undistributed net investment income included
 in net assets:
  End of year .............................     $ 603,756      $ 522,203                $--           $--
                                             ================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series (the Funds). All Funds are diversified except Franklin Global Government Income Fund (the Global Fund). The Funds and their investment policies are:

Global Income     Growth and Income     Income
------------------------------------------------------------------------
Global Fund       Convertible Fund      Short-Intermediate Fund
                  Equity Income Fund    Adjustable U.S. Government Fund
                                        Adjustable Rate Fund

The Adjustable U.S. Government Fund and the Adjustable Rate Fund invest substantially all of their assets in the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Portfolio, respectively. The Trust is registered under the Investment Company Act of 1940 as a diversified, open end investment company having the same investment objectives as the Funds. The financial statements of the Trust, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Funds financial statements.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The values of the Adjustable U.S. Government Fund and the Adjustable Rate Fund reflect their proportionate interest in the net assets of the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Portfolio, respectively. At October 31, 1997, the Adjustable U.S. Government Fund owns 98% of the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Fund owns 94% of the Adjustable Rate Securities Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

b. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions, Investment Income, Expenses and Distributions: (cont.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

d. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

f. Forward Exchange Contract:

The Global Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

2. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Global Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts in order to minimize the impact of the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At 10/31/97, the Fund has outstanding forward exchange contracts for the sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.


                                                                           In      Settlement  Unrealized
         Contracts to Sell                                            Exchange for    Date     Gain/(Loss)
300,000  Australian dollars                                         U.S. $208,000   12/02/97U.S. $ (3,116)
210,000  New Zealand dollars                                              129,644   12/15/97         (749)
                                                                        ----------------------------------
                                                                    U.S. $337,644                  (3,865)
                                                                        ----------
Net unrealized loss on offsetting forward exchange contracts                                     (630,430)
                                                                                             -------------
 Unrealized loss on forward exchange contracts                                                   (634,295)
                                                                                             -------------
Net unrealized gain on offsetting forward exchange contracts                                      950,736
                                                                                             -------------
 Net unrealized gain on forward exchange contracts                                          U.S. $316,441
                                                                                             =============


3. TRUST SHARES

Effective January 2, 1997, the Short-Intermediate Fund and the Global Fund offered Advisor Class shares to qualified investors. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class. All of the the Short-Intermediate Fund's outstanding shares before that date were designated as Class I shares.



3. TRUST SHARES (cont.)

At October 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:


                             Global Government           Short-Intermediate               Convertible
                                Income Fund        U.S. Government Securities Fund      Securities Fund
                           Shares      Amount           Shares       Amount           Shares      Amount
Class I Shares:
1997
 Shares sold             2,472,734  $20,945,795       9,455,984  $ 96,723,865      7,074,889  $98,888,262
 Shares issued in reinvestment
 of distributions          576,140    4,904,638         610,793     6,250,094        916,933   12,136,488
 Shares redeemed        (4,879,312) (41,534,543)    (10,469,896) (107,085,203)    (3,302,613) (45,655,596)
                      ------------------------------------------------------------------------------------
 Net increase (decrease)(1,830,438)$(15,684,110)       (403,119) $ (4,111,244)     4,689,209  $65,369,154
                      ====================================================================================
1996
 Shares sold             4,025,707  $33,831,552       7,187,123  $ 73,976,114      4,365,828  $56,759,465
 Shares issued in reinvestment
 of distributions          627,075    5,249,077         656,342     6,749,593        544,756    6,898,946
 Shares redeemed        (8,597,709) (72,097,101)     (8,876,550)  (91,266,262)    (1,733,409) (22,632,385)
                      ------------------------------------------------------------------------------------
 Net increase (decrease)(3,944,927 $(33,016,472)     (1,033,085) $(10,540,555)     3,177,175  $41,026,026
                      ====================================================================================
Class II Shares:
1997
 Shares sold               314,368  $ 2,666,891                                    1,693,202  $23,703,881
 Shares issued in reinvestment
 of distributions           18,565      157,895                                       96,754    1,282,945
 Shares redeemed          (228,727)  (1,955,454)                                    (197,081)  (2,747,619)
                      ------------------------------------------------------------------------------------
 Net increase              104,206    $ 869,332                                    1,592,875  $22,239,207
                      ====================================================================================
1996
 Shares sold               346,306  $ 2,915,042                                      804,020  $10,462,164
 Shares issued in reinvestment
 of distributions           11,601       97,238                                       12,211      157,571
 Shares redeemed           (73,846)    (621,244)                                     (22,905)    (297,579)
                      ------------------------------------------------------------------------------------
 Net increase              284,061  $ 2,391,036                                      793,326 $ 10,322,156
                      ====================================================================================
Advisor Class Shares:
1997+
 Shares sold               102,752     $885,499          37,960     $ 387,372
 Shares issued in reinvestment
 of distributions            4,741       40,043             393         4,015
 Shares redeemed           (19,378)    (163,511)         (1,004)      (10,289)
                      ---------------------------------------------------------
 Net increase               88,115    $ 762,031          37,349     $ 381,098
                      =========================================================

+For the period January 2, 1997 (effective date) to October 31, 1997 for the Advisor Class of shares.

3. TRUST SHARES (cont.)

                        Adjustable U.S. Government                                      Adjustable Rate
                              Securities Fund            Equity Income Fund             Securities Fund
                      ------------------------------------------------------------------------------------
                           Shares       Amount           Shares      Amount           Shares      Amount
                      ------------------------------------------------------------------------------------
Class I Shares:
1997
 Shares sold            19,504,396  $183,679,079       6,936,844 $125,149,684      2,515,583  $24,890,014
 Shares issued in reinvestment
 of distributions        1,309,703    12,299,705         762,734   13,249,367         91,780      910,284
 Shares redeemed       (27,867,699) (262,426,456)     (4,489,818) (81,249,232)    (2,076,570) (20,595,225)
                      ------------------------------------------------------------------------------------
 Net increase
 (decrease)             (7,053,600)$ (66,447,672)      3,209,760 $ 57,149,819        530,793  $ 5,205,073
                      ====================================================================================
1996
 Shares sold            14,565,477  $136,048,405       6,911,802 $110,237,707        686,370  $ 6,733,448
 Shares issued in reinvestment
 of distributions        1,655,133    15,418,849         674,366   10,650,968         65,447      642,723
 Shares redeemed       (28,356,704) (264,902,829)     (3,657,228) (58,425,562)      (892,821)  (8,778,132)
                      ------------------------------------------------------------------------------------
 Net increase
 (decrease)            (12,136,094)$(113,435,575)      3,928,940 $ 62,463,113       (141,004)$ (1,401,961)
                      ====================================================================================
Class II Shares:

1997
 Shares sold                                           1,537,907 $ 27,820,253
 Shares issued in reinvestment
 of distributions                                         64,902    1,133,280
 Shares redeemed                                        (364,896)  (6,654,547)
                                                       -----------------------
 Net increase                                          1,237,913 $ 22,298,986
                                                       =======================
1996
 Shares sold                                           1,133,269 $ 18,099,689
 Shares issued in reinvestment
 of distributions                                         15,808      251,793
 Shares redeemed                                         (61,758)    (991,648)
                                                       -----------------------
 Net increase                                          1,087,319 $ 17,359,834
                                                       =======================

4. INCOME TAXES

At October 31, 1997, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:


                                                      Global   Short-Intermediate    Adjustable
                                                    Government  U.S. Government  U.S. Government  Adjustable Rate
                                                    Income Fund Securities Fund  Securities Fund  Securities Fund
                                                  ----------------------------------------------------------------
Capital loss carryovers expiring in:
 2000 ...........................................         $--             $--   $ 1,925,614           $ --
 2001 ...........................................          --              --     7,701,615             --
 2002 ...........................................          --       2,335,397    41,867,757        414,821
 2003 ...........................................   2,971,284       3,564,637    18,176,270        286,740
 2004 ...........................................          --         300,618     8,741,194         66,100
 2005 ...........................................          --              --     4,484,844         95,706
                                                  ----------------------------------------------------------------
                                                   $2,971,284      $6,200,652   $82,897,294       $863,367
                                                  ================================================================

At October 31, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:


                           Global  Short-Intermediate                Adjustable
                         Government  U.S. Government  Convertible  U.S. Government   Equity      Adjustable Rate
                         Income Fund Securities Fund Securities Fund Securities Fund Income Fund Securities Fund
                      ------------------------------------------------------------------------------------------
Investment at cost        $124,273,516   $188,126,025 $227,475,851  $356,994,643  $330,902,056    $21,083,576
                      ==========================================================================================
Unrealized appreciation      1,335,596      2,531,509   17,269,741           --     69,217,601         58,899
Unrealized depreciation     (3,985,644)           --    (4,352,449)  (20,695,845)   (3,345,374)        --
                      ------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)          $  (2,650,048)   $ 2,531,509 $ 12,917,292 $ (20,695,845) $ 65,872,227       $ 58,899
                      ==========================================================================================

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1997 were as follows:


                           Global   Short-Intermediate                   Adjustable
                         Government   U.S. Government  Convertible    U.S. Government   Equity    Adjustable Rate
                         Income Fund  Securities Fund Securities Fund Securities Fund Income Fund Securities Fund
                      ------------------------------------------------------------------------------------------
Purchases              $231,487,584     $69,964,454  $310,201,915  $159,111,678 $157,548,391   $22,512,317
Sales                  $241,711,937     $75,025,911  $240,338,095  $224,454,213 $ 90,811,485   $17,267,124

6. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), Templeton Investment Counsel, Inc. (TICI), Franklin/Templeton Investor Services, Inc. (Investor Services), and of the Securities Portfolio and the Mortgage Portfolio, the Trust's investment manager, principal underwriter, administrative managers, transfer agent, and the Funds in which the Adjustable US Government Fund and the Adjustable Rate Fund invest, respectively.

Under an agreement with Advisers, FT Services provides administrative services to the Global Fund, the Short-Intermediate Fund, the Convertible Fund and the Equity Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (Investment Counsel) provides subadvisory services to the Global Fund and receives from Advisers fees based on the month end net assets of the Fund.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except Adjustable U.S. Government Fund and the Adjustable Rate Fund, as follows:

       Annualized
        Fee Rate   Month End Net Assets
         0.625%    First $100 million
         0.500%    Over $100 million, up to and including $250 million
         0.450%    Over $250 million

The Adjustable U.S. Government Fund and the Adjustable Rate Fund pay an administrative fee to Advisers based on the average net assets of the Funds, as follows:

       Annualized
        Fee Rate   Average Daily Net Assets
         0.10%     First $5 billion
         0.09%     Over $5 billion, up to and including $10 billion
         0.08%     Over $10 billion

The Adjustable U.S. Government Fund and the Adjustable Rate Fund reimburse Distributors up to 0.25% per year of its average daily net assets, the Short-Intermediate Fund reimburses Distributors up to 0.10% per year of its average daily net assets, the Global Fund reimburses Distributors up to 0.15% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, and the Convertible Fund and Equity Income Fund reimburse Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

6. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors received (paid) net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:


                             Global    Short-Intermediate                 Adjustable
                           Government   U.S. Government  Convertible  U.S. Government    Equity     Adjustable Rate
                           Income Fund Securities Fund Securities Fund Securities Fund Income Fund  Securities Fund
                      ------------------------------------------------------------------------------------------
Net Commissions
 received (paid)             $16,188    $(63,996)         $(156,389)       $(434)      $(239,155)      $9,218
Contingent Deferred
 Sales Charge                $ 3,054       $ --             $ 8,497         $ --        $ 13,137         $ --

The Trust paid shareholder servicing fees of $1,132,904, of which $1,072,924 was paid to Investor Services.

7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at October 31, 1997 are as follows:



 Shares/
Warrants  Issuer                                                      Acquisition Date   Cost       Value
                      ------------------------------------------------------------------------------------------
Convertible Fund
73,000    CMS Energy Trust I, 7.75%, cvt. pfd. (1.58% of Net Assets)       6/18/97    $3,650,000 $3,918,414
Equity Income Fund
80,000    CMS Energy Trust I, 7.75%, cvt. pfd. (1.08% of Net Assets)       6/18/97     4,000,000  4,294,152


8. CREDIT RISK

The Convertible Fund has 66.7% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Convertible Fund has investments in excess of 10% of its total net assets in the Electronics industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.


FRANKLIN INVESTORS SECURITIES TRUST
Report of Independent Accountants

To the Shareholders and Board of Trustees of Franklin Investors Securities Trust:

We have audited the accompanying statements of assets and liabilities of the six Funds comprising the Franklin Investors Securities Trust, including each Fund's statement of investments, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the six Funds comprising the Franklin Investor Securities Trust, as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

December 5, 1997



FRANKLIN INVESTORS SECURITIES TRUST
Tax Information

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the ordinary income dividends as income qualifying the dividends received deduction for the fiscal year ended October 31, 1997 as follows:

Convertible Fund 17.50%   Equity Fund 91.92%

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

U.S. Government Adjustable Rate Mortgage Portfolio




                                                                           Year ended October 31,
                                                  ----------------------------------------------------------
                                                        1997       1996       1995       1994      19931
                                                  ----------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ............           $9.37      $9.33      $9.19      $9.82     $9.91
                                                  ----------------------------------------------------------
Income from investment operations:
 Net investment income ........................             .593       .589       .572       .415      .313
 Net realized and unrealized gain (loss) ......             .110       .040       .140      (.630)    (.090)
                                                  ----------------------------------------------------------
Total from investment operations ..............             .703       .629       .712      (.215)     .223
Less distributions from net investment income .            (.593)     (.589)     (.572)     (.415)    (.313)
                                                  ----------------------------------------------------------
Net asset value, end of year ..................           $9.48      $9.37      $9.33      $9.19     $9.82
                                                  ==========================================================
Total return* .................................            7.74%      6.95%      7.99%     (2.22)%    2.28%

Ratios/supplemental data
Net assets, end of year (000's) ...............         $342,541   $406,431   $522,802   $747,471 $2,130,229
Ratio of average net assets:
 Expenses .....................................             .25%       .25%       .18%       .02%      .27%**
 Expenses excluding waiver and payments by affiliate                   .43%       .42%       .43%      .42%            .41%**
 Net investment income .......................             6.31%      6.31%      6.17%      4.01%     4.15%**
Portfolio turnover rate .......................           20.84%     24.63%     20.16%     56.43%    76.55%

1For the nine months ended October 31, 1993
*Total return is not annualized
**Annualized

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1997
                                                                                    PRINCIPAL
 U.S. Government Adjustable Rate Mortgage Portfolio                                  AMOUNT        VALUE
 Adjustable Rate Mortgage Securities 97.2%
 Federal Home Loan Mortgage Corp. (FHLMC) 19.8%
 FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.625%, 11/01/16 ..... $ 4,718,503  $ 4,969,670
 FHLMC, Cap 12.723%, Margin 2.189% + CMT, Resets Annually, 7.853%, 4/01/19 .....   2,117,740    2,225,491
 FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.685%, 7/01/18 ......   4,267,699    4,428,848
 FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.847%, 4/01/18 ......   6,712,722    7,098,301
 FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.654%, 9/01/19 ......   5,388,451    5,675,171
 FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.644%, 12/01/16 ....   2,637,333    2,776,901
 FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.831%, 10/01/18 ....   2,528,652    2,664,694
 FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.762%, 3/01/19 .....   2,164,913    2,281,234
 FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.62%, 3/01/18 ......   4,072,207    4,288,319
 FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.665%, 4/01/19 .......   8,453,614    8,881,030
 FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.994%, 7/01/20 ......   6,081,007    6,401,842
 FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.944%, 11/01/19 ....   2,733,821    2,875,488
 FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.746%, 4/01/18 .....   7,879,212    8,285,070
 FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 8.751%, 12/01/21  1,847,307    1,940,153
 FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.096%, 2/01/19 ......   2,959,606    3,174,947
                                                                                             -------------
 Total Federal Home Loan Mortgage Corp. (Cost $66,725,193) .....................               67,967,159
                                                                                             -------------
 Federal National Mortgage Association (FNMA) 68.0%
 FNMA, Cap 12.00%, Margin 1.25% + COFI, Resets Monthly, 6.112%, 11/01/35 .......   9,394,906    9,401,953
 FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR,
 Resets Semi-Annually, 7.673%, 11/01/18 ...................................        2,264,248    2,363,898
 FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.913%, 11/01/17 ......  15,260,761   15,507,986
 FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.686%, 3/01/19 ........   3,993,972    4,179,732
 FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR,
 Resets Semi-Annually, 6.929%, 1/01/19 .........................................  10,589,417   10,916,418
 FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 1/01/19 .......   2,967,682    2,985,132
 FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.103%, 9/01/18 .......  11,214,476   11,133,284
 FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.477%, 1/01/19 .......   2,903,508    2,992,297
 FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.821%, 11/01/20 ......   3,739,582    3,952,066
 FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.426%, 5/01/19 .......   4,860,978    5,107,430
 FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually,
  7.85%, 6/01/17................................................................   3,007,607    3,163,462
 FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.257%, 10/01/17    4,798,997    4,983,183
 FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR,
   Resets Semi-Annually, 7.280%, 7/01/17........................................   6,765,613    7,063,369
 FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.103%, 2/01/19 .......   7,059,067    7,005,771
 FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.745%, 12/01/19 .....   3,268,174    3,456,454
 FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 8.167%, 11/01/17    4,936,608    5,146,167
 FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.733%, 6/01/19 ........   4,872,351    5,152,804
 FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.917%, 2/01/20 ........   8,468,598    8,518,393
 FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually,
 7.158%, 12/01/20 ..............................................................   5,205,039    5,372,278
 FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.749%, 4/01/19 ......   5,414,705    5,729,138
 FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.635%, 6/01/19 ......   4,708,480    4,977,241
 FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.584%, 4/01/19 ......   4,364,388    4,612,504
 FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR,
 Resets Semi-Annually, 7.683%, 11/01/26 ........................................   2,536,223    2,672,418
 FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.636%, 6/01/19           2,893,430    3,025,284
 FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.637%, 10/01/19 ......   7,435,748    7,860,181
 FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.434%, 4/01/03 ........   6,372,700    6,460,007
 FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.84%, 9/01/22 .......  11,322,763   11,927,173
 FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 7.601%, 6/01/18 ......   5,587,954    5,905,686
 FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.86%, 3/01/21 .......   4,946,037    5,233,996
 FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.916%, 12/01/20       $ 7,701,866 $  8,153,889
 FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.747%, 3/01/19 .......   2,392,531    2,517,278
 FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.794%, 7/01/245,287,705    5,287,441
 FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.775%, 2/01/19 .......   3,659,439    3,855,915
 FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.989%, 12/01/18          2,866,026    3,034,148
 FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.755%, 1/01/19 ......   6,096,910    6,448,397
 FNMA, Cap 14.142%, Margin 2.118% + CMT, Resets Annually, 7.77%, 3/01/21 .......   1,906,283    2,005,067
 FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.168%, 5/01/21 .   9,771,483   10,140,454
 FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.799%, 3/01/20 .......   3,044,716    3,221,492
 FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.421%, 1/01/16 .......   7,983,277    8,267,243
 FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.356%, 5/01/19 ......   2,885,536    3,098,172
                                                                                             -------------
 Total Federal National Mortgage Association (Cost $231,376,068) ...............              232,835,201
                                                                                             -------------
Government National Mortgage Association (GNMA) 9.4%
GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 7.00%, 1/20/24              6,821,605    7,014,589
dGNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.50%, 12/01/27 ........   9,000,000    8,980,313
dGNMA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.00%, 12/01/27 ........  10,000,000   10,078,125
 GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 7.00%, 7/20/25 .........   5,959,124    6,249,333
                                                                                             -------------
 Total Government National Mortgage Association (Cost $31,957,224) .............               32,322,360
                                                                                             -------------
bRepurchase Agreements 8.0%
 Joint Repurchase Agreement, 5.671%, 11/03/97, (Maturity Value $27,393,124)
(Cost $27,380,185) .............................................................  27,380,185   27,380,185
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $357,438,670) 105.2% ..................................              360,504,905
 Other Assets, less Liabilities (5.2%) .........................................              (17,963,815)
                                                                                             -------------
 Net Assets 100.0% .............................................................             $342,541,090
                                                                                             =============

PORTFOLIO ABBREVIATIONS:
3CMT  - 3 Year Constant Maturity Treasury Index
5CMT  - 5 Year Constant Maturity Treasury Index
CMT   - 1 Year Constant Maturity Treasury Index
COFI  - Eleventh District Cost of Funds Index
DR    - Discount Rate
NCI   - National Median Cost of Funds Index
TB    - Treasury Bill Rate

bInvestment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1997, all repurchase agreements held by the Portfolio had been entered into on that date.
dSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights

Adjustable Rate Securities Portfolio
                                                                           Year ended October 31,
                                                       ----------------------------------------------------
                                                        1997       1996       1995       1994      19931
                                                       ----------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ............           $9.86      $9.81      $9.69     $10.03    $10.02
                                                       ----------------------------------------------------
Income from investment operations:
 Net investment income ........................             .616       .607       .625       .469      .368
 Net realized and unrealized gain (loss) ......             .090       .050       .120      (.340)     .010
                                                       ----------------------------------------------------
Total from investment operations ..............             .706       .657       .745       .129      .378
Less distributions from net investment income .            (.616)     (.607)     (.625)     (.469)    (.368)
                                                       ----------------------------------------------------
Net asset value, end of year ..................           $9.95      $9.86      $9.81      $9.69    $10.03
                                                       ====================================================
Total return* .................................            7.38%      6.91%      7.94%      1.32%     3.83%

Ratios/supplemental data
Net assets, end of period (000's) .............          $22,540    $20,534    $27,079    $41,619  $124,309
Ratio of average net assets:
 Expenses .....................................             .25%       .25%       .25%       .25%      .11%**
 Expenses excluding waiver and payments by affiliate                   .44%       .47%       .47%      .43%            .47%**
 Net investment income ........................            6.20%      6.19%      6.36%      4.55%     4.76%**
Portfolio turnover rate .......................          138.32%     46.78%     50.29%    192.06%   158.70%

1For the nine months ended October 31, 1993.
*Total return is not annualized
**Annualized

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1997




                                                                                     PRINCIPAL
 Adjustable Rate Securities Portfolio                                                 AMOUNT       VALUE
 Adjustable Rate Mortgage Securities 80.1%
 FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28 ..........  $ 837,463   $ 842,388
 FNMA, Cap 13.86%, Margin 1.84% + CMT, Resets Annually, 7.490%, 8/01/16 ..........    375,448     394,318
 FNMA, Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 8.627%, 8/01/22 ...  1,844,163   1,959,885
dGNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 5.50%, 12/01/27 ..........  1,000,000     997,813
 Homeowners Federal Savings, Cap 13.00%, Margin 1.75% + CMT,
 Resets Annually, 7.407%, 1/25/18 ................................................    887,457     902,710
 PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 8.359%, 7/25/22 ..........  1,152,236   1,177,442
 PHMS, Cap 12.02%, Margin 2.55% + CMT, Resets Annually, 8.144%, 4/25/22 ..........    598,746     602,676
 RFC, Cap 10.00%, Margin 0.85% + COFI, Resets Monthly, 5.713%, 2/25/22 ...........    846,607     844,169
 RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.705%, 11/25/22 ..........  1,184,262   1,225,982
 RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 6.868%, 1/25/25  1,166,767   1,166,767
 RTC, Cap 13.82%, Margin 0.92% + 3CMT, Resets Every 3 Years, 7.099%, 4/25/22 .....  1,235,919   1,239,009
 RTC, Cap 14.69%, Margin 1.55% + 3CMT, Resets Every 3 Years, 7.582%, 6/25/22 .....  1,483,767   1,438,790
 RTC, Cap 16.48%, Margin NACR - 0.15%, Resets Annually, 7.549%, 7/25/20 ..........  1,059,548   1,064,846
 Salomon Brothers Mortgage Securities, Cap 14.00%, Margin 0.96% + NACR,
 Resets Annually, 8.121%, 10/25/16 ...............................................  1,408,400   1,407,961
 Saxon Mortgage Securities Corp., Cap 10.78%, Margin 2.78% + 6 Month LIBOR,
 Resets Semi-Annually, 8.683%,  5/25/24 ..........................................    517,538     536,725
 Saxon Mortgage Securities Corp., Cap 11.68%, Margin 2.13% + 6 Month LIBOR,
 Resets Semi-Annually, 8.128%,  2/25/23 ..........................................  1,138,876   1,141,723
 Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT,
 Resets Annually, 7.902%, 12/25/18 ...............................................    757,017     758,674
 Western Federal Savings and Loan Association, Cap 13.00%,
 Margin 1.80% + COFI, Resets Monthly, 6.664%,  3/25/19 ...........................    335,058     342,938
                                                                                             -------------
 Total Adjustable Rate Mortgage Securities (Cost $18,203,747) ....................             18,044,816
                                                                                             -------------
 Fixed Rate Mortgage Securities 4.1%
 Countrywide Mortgage-Backed Securities, Inc., Series 1994-I,
 Class A8, 6.25%, 7/25/09 (Cost $917,871) ........................................    943,825     931,160
                                                                                             -------------
 Other Adjustable Rate Securities 4.3%
 SBA, Cap 12.625%, Margin -0.125% + Prime, Resets Quarterly,
 8.375%, 8/25/20 (Cost $975,901) .................................................    905,183     971,941
                                                                                             -------------
 U.S. Government Securities 8.9%
 U.S. Treasury Notes, 5.75%, 9/30/99 (Cost $1,998,945) ...........................  2,000,000   2,005,002
                                                                                             -------------
bRepurchase Agreements 6.9%
 Joint Repurchase Agreement, 5.671%, 11/03/97, (Maturity Value $1,547,322)
(Cost $1,546,591) ................................................................ 1,546,591    1,546,591
                                                                                             -------------
  Aubrey G. Lanston & Co., Inc.
  B.A. Securities, Inc.
  Barclays de Zoete Wedd Securities, Inc.
  Bear, Stearns & Co., Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson North America, L.L.C.
  Fuji Securities, Inc.
  Lehman Brothers, Inc.
  Sanwa Securities (USA) Co., L.P.
  SBC Warburg, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $23,643,055) 104.3% .....................................             23,499,510
 Other Assets, less Liabilities (4.3%) ...........................................               (959,648)
                                                                                             -------------
 Net Assets 100.0% ...............................................................            $22,539,862
                                                                                             =============

PORTFOLIO ABBREVIATIONS
3CMT  - 3 Year Constant Maturity Treasury Index
CMT   - 1 Year Constant Maturity Treasury Index
COFI  - Eleventh District Cost of Funds Index
DR    - Discount Rate
FNMA  - Federal National Mortgage Association
GNMA  - Government National Mortgage Association
LIBOR - London Interbank Offered Rate
NACR  - National Average Contract Rate
NCI   - National Median Cost of Funds Index
PHMS  - Prudential Home Mortgage Securities
RFC   - Residential Finance Corp.
RTC   - Resolution Trust Corp.
SBA   - Small Business Administration

bInvestment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1997, all repurchase agreements held by the Portfolio had been entered into on that date.
dSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements

Statements of Assets and Liabilities
October 31, 1997


                                                                            U.S. Government
                                                                            Adjustable Rate Adjustable Rate
                                                                          Mortgage PortfolioSecurities Portfolio
                                                                         ---------------------------------------
Assets:
Investments in securities:
 Cost ...................................................................    $357,438,670     $23,643,055
                                                                         ======================================
 Value ..................................................................     360,504,905      23,499,510
Cash ....................................................................              --           7,274
Receivables:
 Investment securities sold .............................................         821,558           1,105
 Interest ...............................................................       2,373,126         135,508
                                                                         ---------------------------------------
      Total assets ......................................................     363,699,589      23,643,397
                                                                         ---------------------------------------
Liabilities:
Payables:
 Investment securities purchased ........................................      19,129,729         999,924
 Capital shares redeemed ................................................       1,946,394          93,797
 Affiliates .............................................................          68,239           4,009
Other liabilities .......................................................          14,137           5,805
                                                                         ---------------------------------------
      Total liabilities .................................................      21,158,499       1,103,535
                                                                         ---------------------------------------
       Net assets, at value .............................................    $342,541,090     $22,539,862
                                                                         ======================================
Net assets consist of:
 Net unrealized appreciation (depreciation) .............................     $ 3,066,235      $ (143,545)
 Accumulated net realized loss ..........................................    (137,126,881)     (2,729,247)
 Capital shares .........................................................     476,601,736      25,412,654
                                                                         ---------------------------------------
Net assets, at value ....................................................    $342,541,090     $22,539,862
                                                                         ======================================
Shares outstanding ......................................................      36,140,971       2,265,903
                                                                         ======================================
Net asset value and maximum offering price per share ....................           $9.48           $9.95
                                                                         ======================================

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)


Statements of Operations
for the year ended October 31, 1997


                                                                            U.S. Government
                                                                            Adjustable Rate Adjustable Rate
                                                                          Mortgage PortfolioSecurities Portfolio
                                                                         ---------------------------------------
Investment income:
 Interest ...............................................................     $24,396,969      $1,562,033
                                                                         ---------------------------------------
Expenses:
 Management fees (Note 5) ...............................................       1,487,256          96,727
 Custodian fees .........................................................           3,641             205
 Reports to shareholders ................................................             906             689
 Professional fees ......................................................          53,470           4,455
 Trustees' fees and expenses ............................................           6,531             387
 Other ..................................................................          37,399           4,233
                                                                         ---------------------------------------
      Total expenses ....................................................       1,589,203         106,696
      Expenses waived/paid by affiliate (Note 5) ........................        (656,658)        (45,274)
                                                                         ---------------------------------------
       Net expenses .....................................................         932,545          61,422
                                                                         ---------------------------------------
        Net investment income ...........................................      23,464,424       1,500,611
                                                                         ---------------------------------------
Realized and unrealized gain:
 Net realized gain from investments .....................................         693,708          14,469
 Net unrealized appreciation on investments .............................       3,675,679         260,606
                                                                         ---------------------------------------
Net realized and unrealized gain ........................................       4,369,387         275,075
                                                                         ---------------------------------------
Net increase in net assets resulting from operations ....................     $27,833,811      $1,775,686
                                                                          ======================================

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended October 31, 1997 and 1996

                                                      U.S. Government                  Adjustable Rate
                                            Adjustable Rate Mortgage Portfolio      Securities Portfolio
                                           --------------------------------------------------------------
                                                    1997          1996               1997         1996
                                           --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                        $ 23,464,424   $ 29,813,817       $ 1,500,611  $ 1,391,109
  Net realized gain (loss) from investments         693,708       (419,303)           14,469      (37,828)
  Net unrealized appreciation on investments      3,675,679      2,011,283           260,606      139,862
                                           --------------------------------------------------------------
      Net increase in net assets resulting
 from operations                                 27,833,811     31,405,797         1,775,686    1,493,143
 Distributions to shareholders from:
  Net investment income                         (23,464,424)   (29,813,817)       (1,500,611)  (1,391,109)
 Capital share transactions (Note 2)            (68,259,294)  (117,962,940)        1,730,540   (6,646,687)
                                           --------------------------------------------------------------
  Net increase (decrease) in net assets         (63,889,907)  (116,370,960)        2,005,615   (6,544,653)
Net assets (there is no undistributed net investment
 income at beginning or end of year):
  Beginning of year                             406,430,997    522,801,957        20,534,247   27,078,900
                                           --------------------------------------------------------------
  End of year                                  $342,541,090   $406,430,997       $22,539,862  $20,534,247
                                           ==============================================================

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two separate portfolios (the Portfolios) the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

The following summarizes the Portfolios' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

No provision has been made for income taxes because each Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. Other expenses are charged to each Portfolio on a specific identification basis.

d. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRUST SHARES:

At October 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in each of the Portfolios' shares were as follow:


                                                     U.S. Government Adjustable         Adjustable Rate
                                                       Rate Mortgage Portfolio       Securities Portfolio
                                                    ------------------------------------------------------
                                                        Shares       Amount           Shares      Amount
                                                    ------------------------------------------------------
1997
 Shares sold ....................................... 14,468,647  $136,195,699      2,195,631  $21,698,569
 Shares issued in reinvestment of distributions ....  2,492,654    23,464,406        151,507    1,500,610
 Shares redeemed ...................................(24,217,403) (227,919,399)    (2,164,571) (21,468,639)
                                                    ------------------------------------------------------
      Net Increase (decrease) ...................... (7,256,102)$ (68,259,294)       182,567  $ 1,730,540
                                                    ======================================================
1996
 Shares sold .......................................  8,516,434  $ 79,504,622        741,450  $ 7,267,077
 Shares issued in reinvestment of distributions ....  3,196,067    29,832,645        141,790    1,391,107
 Shares redeemed ...................................(24,351,072) (227,300,207)    (1,560,875) (15,304,871)
                                                    ------------------------------------------------------
      Net Decrease .................................(12,638,571)$(117,962,940)      (677,635)$ (6,646,687)
                                                    ======================================================

3. INCOME TAXES

At October 31, 1997, the Portfolios had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                        U.S. Government
                        Adjustable Rate   Adjustable Rate
                      Mortgage Portfolio Securities Portfolio
        Capital loss carryovers
         Expiring in:
          2000           $ 44,745,908        $ 42,138
          2001             17,182,002          50,908
          2002             67,102,060       1,987,888
          2003              7,677,608         609,391
          2004                419,303          37,828
                         ----------------------------
                         $137,126,881      $2,728,153
                         ----------------------------

3. INCOME TAXES (cont.)

The cost of securities for income tax purposes is the same as that shown in the investment portfolio.

At October 31, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                        U.S. Government
                        Adjustable Rate    Adjustable Rate
                      Mortgage Portfolio Securities Portfolio
                      ---------------------------------------
        Investments
         at cost         $357,438,670     $23,643,055
                      ---------------------------------------
        Unrealized
         appreciation     $ 4,622,271          98,232
        Unrealized
         depreciation      (1,556,036)       (241,777)
                      ---------------------------------------
        Net unrealized
         appreciation
         (depreciation)   $ 3,066,235     $  (143,545)
                      ---------------------------------------


4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1997 were as follows:

                        U.S. Government
                        Adjustable Rate     Adjustable Rate
                      Mortgage Portfolio Securities Portfolio
                      ---------------------------------------
        Purchases        $ 74,103,904     $35,649,657
        Sales            $124,530,053     $32,484,549


5. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolios' investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and of Franklin Investors Securities Trust and Institutional Fiduciary Trust.

The Portfolios pay an investment management fee to Advisers based on the average net assets of the Portfolios as follows:

       Annualized
        Fee Rate   Month End Net Assets
         0.400%    First $5 billion
         0.350%    Over $5 billion, up to and including $10 billion
         0.330%    Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

Advisers agreed in advance to waive management fees as noted in the Statement of Operations.


5. TRANSACTIONS WITH AFFILIATES (cont.)

At October 31, 1997, 36,140,971 shares of the Mortgage Portfolio were owned by the following:

                                                                                  Shares     Percentage of
Name                                                                               Owned  Outstanding Shares
Franklin Adjustable U.S. Government Securities Fund .........................  35,474,557         98%
Franklin Institutional Adjustable U.S. Government Securities Fund ...........     666,414          2%

At October 31, 1997, 2,265,903 shares of the Securities Portfolio were owned by the following:

                                                                                  Shares     Percentage of
Name                                                                               Owned  Outstanding Shares
Franklin Adjustable Rate Securities Fund ....................................   2,131,679         94%
Franklin Institutional Adjustable Rate Securities Fund ......................     132,707          6%
Franklin Resources, Inc. ....................................................       1,517          --


ADJUSTABLE RATE SECURITIES PORTFOLIOS
Report of Independent Accountants



To the Shareholders and Board of Trustees of Adjustable Rate Securities Portfolios:

We have audited the accompanying statements of assets and liabilities of the two Portfolios comprising the Adjustable Rate Securities Portfolios (the Trust), including each Portfolio's statement of investments, as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the two Portfolios comprising the Adjustable Rate Securities Portfolios as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

December 5, 1997






Franklin Investors Securities Trust Annual Report October 31, 1997

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the Franklin Global Government Income Fund - Class I Shares to that of the JP Morgan Global Government Bond Index, based on a $10,000 investment from 3/15/88 to 10/31/97.

Period Ending           Fund        Index

         3/15/1988     $9,579     $10,000
         3/31/1988     $9,607     $10,041
         4/30/1988     $9,626      $9,995
         5/31/1988     $9,799      $9,888
         6/30/1988     $9,866      $9,800
         7/31/1988     $9,933      $9,724
         8/31/1988     $9,868      $9,654
         9/30/1988     $9,949      $9,895
        10/31/1988    $10,245     $10,284
        11/30/1988    $10,425     $10,374
        12/31/1988    $10,351     $10,312
         1/31/1989    $10,513     $10,210
         2/28/1989    $10,364     $10,193
         3/31/1989    $10,366     $10,107
         4/30/1989    $10,421     $10,274
         5/31/1989    $10,268     $10,162
         6/30/1989    $10,608     $10,394
         7/31/1989    $10,823     $10,808
         8/31/1989    $10,880     $10,489
         9/30/1989    $10,764     $10,654
        10/31/1989    $10,658     $10,791
        11/30/1989    $10,761     $10,887
        12/31/1989    $10,931     $11,013
         1/31/1990    $10,844     $10,849
         2/28/1990    $10,689     $10,732
         3/31/1990    $10,819     $10,667
         4/30/1990    $10,752     $10,625
         5/31/1990    $10,978     $10,965
         6/30/1990    $11,312     $11,163
         7/31/1990    $11,602     $11,492
         8/31/1990    $11,449     $11,402
         9/30/1990    $11,415     $11,508
        10/31/1990    $11,468     $11,963
        11/30/1990    $11,670     $12,174
        12/31/1990    $11,761     $12,310
         1/31/1991    $11,905     $12,589
         2/28/1991    $12,241     $12,600
         3/31/1991    $12,013     $12,206
         4/30/1991    $12,199     $12,354
         5/31/1991    $12,347     $12,365
         6/30/1991    $12,246     $12,200
         7/31/1991    $12,491     $12,459
         8/31/1991    $12,564     $12,717
         9/30/1991    $12,898     $13,181
        10/31/1991    $13,076     $13,310
        11/30/1991    $13,058     $13,527
        12/31/1991    $13,435     $14,210
         1/31/1992    $13,403     $13,932
         2/29/1992    $13,415     $13,891
         3/31/1992    $13,399     $13,763
         4/30/1992    $13,527     $13,878
         5/31/1992    $13,817     $14,272
         6/30/1992    $13,799     $14,661
         7/31/1992    $13,916     $14,984
         8/31/1992    $13,819     $15,383
         9/30/1992    $13,193     $15,367
        10/31/1992    $13,434     $14,983
        11/30/1992    $13,162     $14,718
        12/31/1992    $13,402     $14,858
         1/31/1993    $13,597     $15,109
         2/28/1993    $13,856     $15,352
         3/31/1993    $14,357     $15,588
         4/30/1993    $14,780     $15,872
         5/31/1993    $15,013     $15,974
         6/30/1993    $14,954     $15,986
         7/31/1993    $14,910     $15,993
         8/31/1993    $15,280     $16,466
         9/30/1993    $15,254     $16,641
        10/31/1993    $15,695     $16,633
        11/30/1993    $15,331     $16,511
        12/31/1993    $15,899     $16,679
         1/31/1994    $16,213     $16,836
         2/28/1994    $15,720     $16,651
         3/31/1994    $15,067     $16,574
         4/30/1994    $15,058     $16,561
         5/31/1994    $15,169     $16,425
         6/30/1994    $14,414     $16,619
         7/31/1994    $14,618     $16,775
         8/31/1994    $14,770     $16,732
         9/30/1994    $14,742     $16,816
        10/31/1994    $14,814     $17,068
        11/30/1994    $14,797     $16,853
        12/31/1994    $14,665     $16,891
         1/31/1995    $14,573     $17,233
         2/28/1995    $14,781     $17,677
         3/31/1995    $15,085     $18,577
         4/30/1995    $15,449     $18,874
         5/31/1995    $15,855     $19,401
         6/30/1995    $15,913     $19,521
         7/31/1995    $16,049     $19,613
         8/31/1995    $16,090     $19,068
         9/30/1995    $16,448     $19,499
        10/31/1995    $16,688     $19,690
        11/30/1995    $16,950     $19,908
        12/31/1995    $17,316     $20,155
         1/31/1996    $17,356     $19,950
         2/29/1996    $17,068     $19,832
         3/31/1996    $17,131     $19,802
         4/30/1996    $17,318     $19,729
         5/31/1996    $17,443     $19,749
         6/30/1996    $17,696     $19,922
         7/31/1996    $17,717     $20,289
         8/31/1996    $17,993     $20,374
         9/30/1996    $18,314     $20,486
        10/31/1996    $18,658     $20,892
        11/30/1996    $19,133     $21,191
        12/31/1996    $19,178     $21,042
         1/31/1997    $18,937     $20,516
         2/28/1997    $18,847     $20,375
         3/31/1997    $18,759     $20,220
         4/30/1997    $18,804     $20,106
         5/31/1997    $18,960     $20,581
         6/30/1997    $19,186     $20,816
         7/31/1997    $19,277     $20,739
         8/31/1997    $19,232     $20,714
         9/30/1997    $19,623     $21,174
        10/31/1997    $19,506     $21,622

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Global Government Income Fund - Class II Shares to that of the JP Morgan Global Government Bond Index, based on a $10,000 investment from 5/1/95 to 10/31/97.

Period Ending           Fund        Index

    5/1/1995           $9,901     $10,000
   5/31/1995          $10,171     $10,279
   6/30/1995          $10,204     $10,343
   7/31/1995          $10,273     $10,391
   8/31/1995          $10,294     $10,102
   9/30/1995          $10,518     $10,331
  10/31/1995          $10,670     $10,432
  11/30/1995          $10,834     $10,548
  12/31/1995          $11,063     $10,679
   1/31/1996          $11,084     $10,570
   2/29/1996          $10,895     $10,507
   3/31/1996          $10,929     $10,492
   4/30/1996          $11,029     $10,453
   5/31/1996          $11,117     $10,463
   6/30/1996          $11,272     $10,555
   7/31/1996          $11,280     $10,749
   8/31/1996          $11,451     $10,795
   9/30/1996          $11,650     $10,854
  10/31/1996          $11,864     $11,069
  11/30/1996          $12,163     $11,227
  12/31/1996          $12,187     $11,149
   1/31/1997          $12,027     $10,870
   2/28/1997          $11,979     $10,795
   3/31/1997          $11,903     $10,713
   4/30/1997          $11,925     $10,653
   5/31/1997          $12,033     $10,904
   6/30/1997          $12,170     $11,029
   7/31/1997          $12,222     $10,988
   8/31/1997          $12,188     $10,975
   9/30/1997          $12,415     $11,218
  10/31/1997          $12,336     $11,456

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Global Government Income Fund - Advisor Class Shares to that of the JP Morgan Global Government Bond Index, based on a $10,000 investment from 3/15/88 to 10/31/97.

Period Ending           Fund        Index

    3/15/1988         $10,000     $10,000
    3/31/1988         $10,030     $10,041
    4/30/1988         $10,050      $9,995
    5/31/1988         $10,230      $9,888
    6/30/1988         $10,300      $9,800
    7/31/1988         $10,370      $9,724
    8/31/1988         $10,303      $9,654
    9/30/1988         $10,387      $9,895
   10/31/1988         $10,696     $10,284
   11/30/1988         $10,884     $10,374
   12/31/1988         $10,807     $10,312
    1/31/1989         $10,976     $10,210
    2/28/1989         $10,820     $10,193
    3/31/1989         $10,823     $10,107
    4/30/1989         $10,880     $10,274
    5/31/1989         $10,720     $10,162
    6/30/1989         $11,074     $10,394
    7/31/1989         $11,300     $10,808
    8/31/1989         $11,359     $10,489
    9/30/1989         $11,238     $10,654
   10/31/1989         $11,127     $10,791
   11/30/1989         $11,234     $10,887
   12/31/1989         $11,412     $11,013
    1/31/1990         $11,321     $10,849
    2/28/1990         $11,159     $10,732
    3/31/1990         $11,295     $10,667
    4/30/1990         $11,225     $10,625
    5/31/1990         $11,461     $10,965
    6/30/1990         $11,810     $11,163
    7/31/1990         $12,113     $11,492
    8/31/1990         $11,952     $11,402
    9/30/1990         $11,917     $11,508
   10/31/1990         $11,973     $11,963
   11/30/1990         $12,183     $12,174
   12/31/1990         $12,279     $12,310
    1/31/1991         $12,429     $12,589
    2/28/1991         $12,780     $12,600
    3/31/1991         $12,541     $12,206
    4/30/1991         $12,736     $12,354
    5/31/1991         $12,891     $12,365
    6/30/1991         $12,785     $12,200
    7/31/1991         $13,041     $12,459
    8/31/1991         $13,117     $12,717
    9/30/1991         $13,466     $13,181
   10/31/1991         $13,651     $13,310
   11/30/1991         $13,632     $13,527
   12/31/1991         $14,026     $14,210
    1/31/1992         $13,993     $13,932
    2/29/1992         $14,005     $13,891
    3/31/1992         $13,988     $13,763
    4/30/1992         $14,122     $13,878
    5/31/1992         $14,425     $14,272
    6/30/1992         $14,406     $14,661
    7/31/1992         $14,528     $14,984
    8/31/1992         $14,427     $15,383
    9/30/1992         $13,773     $15,367
   10/31/1992         $14,025     $14,983
   11/30/1992         $13,741     $14,718
   12/31/1992         $13,992     $14,858
    1/31/1993         $14,195     $15,109
    2/28/1993         $14,466     $15,352
    3/31/1993         $14,989     $15,588
    4/30/1993         $15,431     $15,872
    5/31/1993         $15,674     $15,974
    6/30/1993         $15,612     $15,986
    7/31/1993         $15,567     $15,993
    8/31/1993         $15,952     $16,466
    9/30/1993         $15,925     $16,641
   10/31/1993         $16,386     $16,633
   11/30/1993         $16,006     $16,511
   12/31/1993         $16,599     $16,679
    1/31/1994         $16,927     $16,836
    2/28/1994         $16,412     $16,651
    3/31/1994         $15,730     $16,574
    4/30/1994         $15,720     $16,561
    5/31/1994         $15,837     $16,425
    6/30/1994         $15,049     $16,619
    7/31/1994         $15,261     $16,775
    8/31/1994         $15,420     $16,732
    9/30/1994         $15,390     $16,816
   10/31/1994         $15,466     $17,068
   11/30/1994         $15,448     $16,853
   12/31/1994         $15,310     $16,891
    1/31/1995         $15,214     $17,233
    2/28/1995         $15,431     $17,677
    3/31/1995         $15,749     $18,577
    4/30/1995         $16,129     $18,874
    5/31/1995         $16,552     $19,401
    6/30/1995         $16,613     $19,521
    7/31/1995         $16,755     $19,613
    8/31/1995         $16,798     $19,068
    9/30/1995         $17,171     $19,499
   10/31/1995         $17,422     $19,690
   11/30/1995         $17,696     $19,908
   12/31/1995         $18,077     $20,155
    1/31/1996         $18,119     $19,950
    2/29/1996         $17,819     $19,832
    3/31/1996         $17,885     $19,802
    4/30/1996         $18,080     $19,729
    5/31/1996         $18,210     $19,749
    6/30/1996         $18,474     $19,922
    7/31/1996         $18,496     $20,289
    8/31/1996         $18,784     $20,374
    9/30/1996         $19,119     $20,486
   10/31/1996         $19,478     $20,892
   11/30/1996         $19,975     $21,191
   12/31/1996         $20,022     $21,042
    1/31/1997         $19,772     $20,516
    2/28/1997         $19,703     $20,375
    3/31/1997         $19,589     $20,220
    4/30/1997         $19,661     $20,106
    5/31/1997         $19,826     $20,581
    6/30/1997         $20,063     $20,816
    7/31/1997         $20,160     $20,739
    8/31/1997         $20,115     $20,714
    9/30/1997         $20,501     $21,174
   10/31/1997         $20,381     $21,622

GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Short-Intermediate U.S. Government Securities Fund - Class I Shares to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index and the CPI, based on a $10,000 investment from 11/1/87 to 10/31/97.

Period Ending           Fund        Index       Index

   11/1/1987             9,772    $10,000     $10,000
      Nov-87             9,820    $10,065     $10,009
      Dec-87             9,888    $10,143     $10,009
      Jan-88            10,053    $10,331     $10,035
      Feb-88            10,132    $10,426     $10,061
      Mar-88            10,143    $10,422     $10,104
      Apr-88            10,144    $10,424     $10,157
      May-88            10,135    $10,399     $10,191
      Jun-88            10,235    $10,525     $10,235
      Jul-88            10,236    $10,517     $10,278
      Aug-88            10,247    $10,528     $10,321
      Sep-88            10,370    $10,672     $10,391
      Oct-88            10,474    $10,795     $10,425
      Nov-88            10,437    $10,739     $10,433
      Dec-88            10,461    $10,752     $10,451
      Jan-89            10,536    $10,841     $10,503
      Feb-89            10,539    $10,823     $10,546
      Mar-89            10,584    $10,869     $10,607
      Apr-89            10,746    $11,070     $10,676
      May-89            10,876    $11,243     $10,737
      Jun-89            11,049    $11,488     $10,763
      Jul-89            11,192    $11,690     $10,789
      Aug-89            11,097    $11,576     $10,806
      Sep-89            11,153    $11,636     $10,841
      Oct-89            11,343    $11,846     $10,893
      Nov-89            11,433    $11,955     $10,919
      Dec-89            11,469    $11,998     $10,936
      Jan-90            11,482    $11,973     $11,049
      Feb-90            11,553    $12,027     $11,101
      Mar-90            11,578    $12,051     $11,162
      Apr-90            11,580    $12,052     $11,180
      May-90            11,767    $12,268     $11,206
      Jun-90            11,898    $12,412     $11,266
      Jul-90            12,030    $12,578     $11,309
      Aug-90            12,056    $12,592     $11,413
      Sep-90            12,165    $12,699     $11,509
      Oct-90            12,300    $12,858     $11,578
      Nov-90            12,423    $13,005     $11,603
      Dec-90            12,576    $13,173     $11,603
      Jan-91            12,676    $13,302     $11,673
      Feb-91            12,753    $13,382     $11,690
      Mar-91            12,830    $13,465     $11,708
      Apr-91            12,945    $13,602     $11,726
      May-91            13,011    $13,683     $11,761
      Jun-91            13,042    $13,716     $11,795
      Jul-91            13,151    $13,853     $11,812
      Aug-91            13,337    $14,081     $11,847
      Sep-91            13,486    $14,273     $11,899
      Oct-91            13,635    $14,440     $11,917
      Nov-91            13,760    $14,603     $11,951
      Dec-91            14,092    $14,885     $11,960
      Jan-92            13,897    $14,809     $11,978
      Feb-92            13,930    $14,847     $12,021
      Mar-92            13,863    $14,812     $12,082
      Apr-92            13,984    $14,955     $12,099
      May-92            14,188    $15,138     $12,116
      Jun-92            14,407    $15,335     $12,159
      Jul-92            14,711    $15,574     $12,185
      Aug-92            14,863    $15,731     $12,219
      Sep-92            15,123    $15,922     $12,253
      Oct-92            14,879    $15,762     $12,296
      Nov-92            14,789    $15,709     $12,313
      Dec-92            15,027    $15,885     $12,305
      Jan-93            15,307    $16,136     $12,365
      Feb-93            15,574    $16,324     $12,408
      Mar-93            15,638    $16,380     $12,452
      Apr-93            15,731    $16,504     $12,487
      May-93            15,678    $16,448     $12,504
      Jun-93            15,883    $16,626     $12,522
      Jul-93            15,903    $16,656     $12,522
      Aug-93            16,147    $16,856     $12,557
      Sep-93            16,197    $16,911     $12,583
      Oct-93            16,224    $16,952     $12,635
      Nov-93            16,131    $16,915     $12,644
      Dec-93            16,192    $16,982     $12,644
      Jan-94            16,357    $17,123     $12,678
      Feb-94            16,109    $16,949     $12,721
      Mar-94            15,890    $16,783     $12,764
      Apr-94            15,764    $16,685     $12,782
      May-94            15,776    $16,704     $12,791
      Jun-94            15,773    $16,729     $12,834
      Jul-94            15,960    $16,911     $12,869
      Aug-94            15,995    $16,963     $12,920
      Sep-94            15,888    $16,872     $12,955
      Oct-94            15,910    $16,894     $12,964
      Nov-94            15,821    $16,809     $12,981
      Dec-94            15,844    $16,848     $12,981
      Jan-95            16,074    $17,104     $13,033
      Feb-95            16,322    $17,393     $13,085
      Mar-95            16,409    $17,490     $13,129
      Apr-95            16,550    $17,671     $13,172
      May-95            16,871    $18,077     $13,198
      Jun-95            16,964    $18,185     $13,225
      Jul-95            17,008    $18,225     $13,225
      Aug-95            17,102    $18,349     $13,259
      Sep-95            17,180    $18,452     $13,285
      Oct-95            17,325    $18,631     $13,329
      Nov-95            17,471    $18,825     $13,320
      Dec-95            17,601    $18,989     $13,311
      Jan-96            17,714    $19,161     $13,389
      Feb-96            17,641    $19,029     $13,432
      Mar-96            17,602    $18,968     $13,502
      Apr-96            17,596    $18,951     $13,555
      May-96            17,610    $18,965     $13,580
      Jun-96            17,745    $19,126     $13,588
      Jul-96            17,794    $19,193     $13,614
      Aug-96            17,842    $19,243     $13,640
      Sep-96            17,997    $19,450     $13,684
      Oct-96            18,187    $19,717     $13,728
      Nov-96            18,343    $19,900     $13,754
      Dec-96            18,303    $19,850     $13,754
      Jan-97            18,371    $19,938     $13,798
      Feb-97            18,404    $19,974     $13,840
      Mar-97            18,364    $19,912     $13,875
      Apr-97            18,505    $20,103     $13,892
      May-97            18,629    $20,248     $13,883
      Jun-97            18,753    $20,404     $13,900
      Jul-97            18,970    $20,704     $13,917
      Aug-97            18,966    $20,677     $13,943
      Sep-97            19,111    $20,865     $13,978
      Oct-97            19,256    $21,063     $14,013
TOTAL RETURN            92.56%     110.63%      40.13%

GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class Shares to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index and the CPI, based on a $10,000 investment from 11/1/87 to 10/31/97.

Period Ending           Fund        Index       Index

   11/1/1987            10,000     $10,000    $10,000
      Nov-87            10,050     $10,065    $10,009
      Dec-87            10,119     $10,143    $10,009
      Jan-88            10,288     $10,331    $10,035
      Feb-88            10,369     $10,426    $10,061
      Mar-88            10,380     $10,422    $10,104
      Apr-88            10,381     $10,424    $10,157
      May-88            10,372     $10,399    $10,191
      Jun-88            10,474     $10,525    $10,235
      Jul-88            10,475     $10,517    $10,278
      Aug-88            10,487     $10,528    $10,321
      Sep-88            10,612     $10,672    $10,391
      Oct-88            10,719     $10,795    $10,425
      Nov-88            10,681     $10,739    $10,433
      Dec-88            10,705     $10,752    $10,451
      Jan-89            10,782     $10,841    $10,503
      Feb-89            10,786     $10,823    $10,546
      Mar-89            10,832     $10,869    $10,607
      Apr-89            10,997     $11,070    $10,676
      May-89            11,130     $11,243    $10,737
      Jun-89            11,308     $11,488    $10,763
      Jul-89            11,453     $11,690    $10,789
      Aug-89            11,356     $11,576    $10,806
      Sep-89            11,414     $11,636    $10,841
      Oct-89            11,608     $11,846    $10,893
      Nov-89            11,701     $11,955    $10,919
      Dec-89            11,737     $11,998    $10,936
      Jan-90            11,751     $11,973    $11,049
      Feb-90            11,823     $12,027    $11,101
      Mar-90            11,849     $12,051    $11,162
      Apr-90            11,851     $12,052    $11,180
      May-90            12,042     $12,268    $11,206
      Jun-90            12,176     $12,412    $11,266
      Jul-90            12,311     $12,578    $11,309
      Aug-90            12,338     $12,592    $11,413
      Sep-90            12,450     $12,699    $11,509
      Oct-90            12,587     $12,858    $11,578
      Nov-90            12,713     $13,005    $11,603
      Dec-90            12,870     $13,173    $11,603
      Jan-91            12,973     $13,302    $11,673
      Feb-91            13,051     $13,382    $11,690
      Mar-91            13,130     $13,465    $11,708
      Apr-91            13,248     $13,602    $11,726
      May-91            13,315     $13,683    $11,761
      Jun-91            13,347     $13,716    $11,795
      Jul-91            13,458     $13,853    $11,812
      Aug-91            13,649     $14,081    $11,847
      Sep-91            13,801     $14,273    $11,899
      Oct-91            13,954     $14,440    $11,917
      Nov-91            14,081     $14,603    $11,951
      Dec-91            14,421     $14,885    $11,960
      Jan-92            14,222     $14,809    $11,978
      Feb-92            14,255     $14,847    $12,021
      Mar-92            14,187     $14,812    $12,082
      Apr-92            14,311     $14,955    $12,099
      May-92            14,520     $15,138    $12,116
      Jun-92            14,744     $15,335    $12,159
      Jul-92            15,055     $15,574    $12,185
      Aug-92            15,211     $15,731    $12,219
      Sep-92            15,476     $15,922    $12,253
      Oct-92            15,227     $15,762    $12,296
      Nov-92            15,135     $15,709    $12,313
      Dec-92            15,379     $15,885    $12,305
      Jan-93            15,665     $16,136    $12,365
      Feb-93            15,938     $16,324    $12,408
      Mar-93            16,003     $16,380    $12,452
      Apr-93            16,099     $16,504    $12,487
      May-93            16,045     $16,448    $12,504
      Jun-93            16,254     $16,626    $12,522
      Jul-93            16,275     $16,656    $12,522
      Aug-93            16,524     $16,856    $12,557
      Sep-93            16,576     $16,911    $12,583
      Oct-93            16,604     $16,952    $12,635
      Nov-93            16,508     $16,915    $12,644
      Dec-93            16,570     $16,982    $12,644
      Jan-94            16,739     $17,123    $12,678
      Feb-94            16,485     $16,949    $12,721
      Mar-94            16,262     $16,783    $12,764
      Apr-94            16,132     $16,685    $12,782
      May-94            16,145     $16,704    $12,791
      Jun-94            16,142     $16,729    $12,834
      Jul-94            16,333     $16,911    $12,869
      Aug-94            16,369     $16,963    $12,920
      Sep-94            16,259     $16,872    $12,955
      Oct-94            16,282     $16,894    $12,964
      Nov-94            16,191     $16,809    $12,981
      Dec-94            16,214     $16,848    $12,981
      Jan-95            16,450     $17,104    $13,033
      Feb-95            16,703     $17,393    $13,085
      Mar-95            16,792     $17,490    $13,129
      Apr-95            16,937     $17,671    $13,172
      May-95            17,265     $18,077    $13,198
      Jun-95            17,360     $18,185    $13,225
      Jul-95            17,406     $18,225    $13,225
      Aug-95            17,502     $18,349    $13,259
      Sep-95            17,582     $18,452    $13,285
      Oct-95            17,730     $18,631    $13,329
      Nov-95            17,879     $18,825    $13,320
      Dec-95            18,012     $18,989    $13,311
      Jan-96            18,128     $19,161    $13,389
      Feb-96            18,053     $19,029    $13,432
      Mar-96            18,013     $18,968    $13,502
      Apr-96            18,008     $18,951    $13,555
      May-96            18,022     $18,965    $13,580
      Jun-96            18,160     $19,126    $13,588
      Jul-96            18,209     $19,193    $13,614
      Aug-96            18,259     $19,243    $13,640
      Sep-96            18,417     $19,450    $13,684
      Oct-96            18,612     $19,717    $13,728
      Nov-96            18,771     $19,900    $13,754
      Dec-96            18,731     $19,850    $13,754
      Jan-97            18,796     $19,938    $13,798
      Feb-97            18,830     $19,974    $13,840
      Mar-97            18,791     $19,912    $13,875
      Apr-97            18,936     $20,103    $13,892
      May-97            19,064     $20,248    $13,883
      Jun-97            19,191     $20,404    $13,900
      Jul-97            19,414     $20,704    $13,917
      Aug-97            19,412     $20,677    $13,943
      Sep-97            19,561     $20,865    $13,978
      Oct-97            19,712     $21,063    $14,013
TOTAL RETURN            97.12%      110.63%     40.13%

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin Convertible Securities Fund - Class I Shares to that of the Goldman Sachs Convertible 100 Bond Index, based on a $10,000 investment from 11/1/87 to 10/31/97.

Period Ending           Fund        Index

   11/1/1987           $9,547     $10,000
  11/30/1987           $9,418      $9,761
  12/31/1987           $9,738     $10,187
   1/31/1988           $9,997     $10,705
   2/29/1988          $10,412     $11,143
   3/31/1988          $10,530     $11,243
   4/30/1988          $10,660     $11,370
   5/31/1988          $10,590     $11,291
   6/30/1988          $11,003     $11,731
   7/31/1988          $10,852     $11,553
   8/31/1988          $10,701     $11,309
   9/30/1988          $10,778     $11,406
  10/31/1988          $10,958     $11,591
  11/30/1988          $10,862     $11,358
  12/31/1988          $10,836     $11,549
   1/31/1989          $11,338     $12,117
   2/28/1989          $11,370     $12,157
   3/31/1989          $11,307     $12,240
   4/30/1989          $11,710     $12,569
   5/31/1989          $11,959     $12,722
   6/30/1989          $11,918     $12,591
   7/31/1989          $12,183     $12,760
   8/31/1989          $12,461     $13,034
   9/30/1989          $12,359     $12,791
  10/31/1989          $11,908     $12,270
  11/30/1989          $12,043     $12,429
  12/31/1989          $12,154     $12,408
   1/31/1990          $11,808     $11,768
   2/28/1990          $11,881     $11,853
   3/31/1990          $12,158     $12,036
   4/30/1990          $11,883     $11,614
   5/31/1990          $12,422     $12,339
   6/30/1990          $12,614     $12,308
   7/31/1990          $12,439     $12,172
   8/31/1990          $11,658     $11,496
   9/30/1990          $11,029     $10,855
  10/31/1990          $10,478     $10,269
  11/30/1990          $10,959     $10,844
  12/31/1990          $11,454     $11,133
   1/31/1991          $11,897     $11,739
   2/28/1991          $12,632     $12,445
   3/31/1991          $13,107     $12,723
   4/30/1991          $13,413     $12,846
   5/31/1991          $13,923     $13,316
   6/30/1991          $13,460     $12,901
   7/31/1991          $14,031     $13,252
   8/31/1991          $14,534     $13,680
   9/30/1991          $14,559     $13,643
  10/31/1991          $14,702     $13,913
  11/30/1991          $14,521     $13,548
  12/31/1991          $15,305     $14,216
   1/31/1992          $15,688     $14,903
   2/29/1992          $15,938     $15,246
   3/31/1992          $15,721     $15,069
   4/30/1992          $15,778     $15,079
   5/31/1992          $16,078     $15,406
   6/30/1992          $15,814     $15,251
   7/31/1992          $16,380     $15,785
   8/31/1992          $16,174     $15,777
   9/30/1992          $16,418     $16,099
  10/31/1992          $16,617     $16,129
  11/30/1992          $17,320     $16,502
  12/31/1992          $17,791     $16,726
   1/31/1993          $18,264     $17,106
   2/28/1993          $18,196     $17,304
   3/31/1993          $18,914     $17,887
   4/30/1993          $18,877     $17,855
   5/31/1993          $19,391     $18,302
   6/30/1993          $19,599     $18,578
   7/31/1993          $19,824     $18,532
   8/31/1993          $20,543     $19,047
   9/30/1993          $20,870     $19,070
  10/31/1993          $21,313     $19,361
  11/30/1993          $20,918     $19,292
  12/31/1993          $21,445     $19,591
   1/31/1994          $22,027     $20,073
   2/28/1994          $21,947     $19,982
   3/31/1994          $21,145     $19,385
   4/30/1994          $20,824     $19,036
   5/31/1994          $20,904     $19,093
   6/30/1994          $20,879     $18,906
   7/31/1994          $21,341     $19,299
   8/31/1994          $21,860     $19,843
   9/30/1994          $21,765     $19,552
  10/31/1994          $21,776     $19,460
  11/30/1994          $21,150     $18,777
  12/31/1994          $21,094     $18,640
   1/31/1995          $20,962     $19,009
   2/28/1995          $21,399     $19,638
   3/31/1995          $22,011     $20,217
   4/30/1995          $22,606     $20,705
   5/31/1995          $23,280     $21,299
   6/30/1995          $23,957     $22,012
   7/31/1995          $24,928     $22,688
   8/31/1995          $25,163     $22,972
   9/30/1995          $25,631     $23,240
  10/31/1995          $25,080     $22,734
  11/30/1995          $25,732     $23,641
  12/31/1995          $26,197     $23,771
   1/31/1996          $26,682     $24,448
   2/29/1996          $27,102     $24,866
   3/31/1996          $27,378     $25,210
   4/30/1996          $28,037     $25,444
   5/31/1996          $28,612     $25,899
   6/30/1996          $28,162     $25,721
   7/31/1996          $27,134     $24,864
   8/31/1996          $28,104     $25,657
   9/30/1996          $29,208     $26,494
  10/31/1996          $29,272     $26,348
  11/30/1996          $30,340     $27,236
  12/31/1996          $30,476     $27,029
   1/31/1997          $31,839     $27,513
   2/28/1997          $31,508     $27,606
   3/31/1997          $30,820     $27,394
   4/30/1997          $30,893     $27,780
   5/31/1997          $32,443     $29,080
   6/30/1997          $33,496     $29,941
   7/31/1997          $35,251     $31,719
   8/31/1997          $35,517     $31,482
   9/30/1997          $37,018     $33,062
  10/31/1997          $35,850     $32,295

GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Franklin Convertible Securities Fund - Class II Shares to that of the Goldman Sachs Convertible 100 Bond Index, based on a $10,000 investment from 10/2/95 to 10/31/97.

Period Ending           Fund        Index

   10/2/1995           $9,901     $10,000
  10/31/1995           $9,708      $9,782
  11/30/1995           $9,964     $10,172
  12/31/1995          $10,125     $10,228
   1/31/1996          $10,317     $10,520
   2/29/1996          $10,468     $10,700
   3/31/1996          $10,571     $10,847
   4/30/1996          $10,822     $10,948
   5/31/1996          $11,032     $11,144
   6/30/1996          $10,854     $11,067
   7/31/1996          $10,451     $10,699
   8/31/1996          $10,812     $11,040
   9/30/1996          $11,232     $11,400
  10/31/1996          $11,245     $11,337
  11/30/1996          $11,659     $11,719
  12/31/1996          $11,697     $11,630
   1/31/1997          $12,214     $11,838
   2/28/1997          $12,079     $11,879
   3/31/1997          $11,807     $11,787
   4/30/1997          $11,827     $11,953
   5/31/1997          $12,416     $12,513
   6/30/1997          $12,803     $12,883
   7/31/1997          $13,469     $13,648
   8/31/1997          $13,564     $13,546
   9/30/1997          $14,123     $14,226
  10/31/1997          $13,667     $13,896

GRAPHIC MATERIAL (8)

The following line graph compares the Franklin Adjustable U.S. Governemnt Income Fund's distribution rate to the one-year constant maturity t-bill annualized yield from 11/1/96 to 10/31/97.

Period Ending           Fund        Index

   11/1/1996             5.51%       5.46%
  11/30/1996             5.51%       5.38%
  12/31/1996             5.51%       5.51%
   1/31/1997             5.49%       5.58%
   2/28/1997             5.49%       5.67%
   3/31/1997             5.63%       6.02%
   4/30/1997             5.73%       5.90%
   5/31/1997             5.73%       5.78%
   6/30/1997             5.71%       5.67%
   7/31/1997             5.68%       5.45%
   8/31/1997             5.71%       5.59%
   9/30/1997             5.70%       5.47%
  10/31/1997             5.69%       5.36%

GRAPHIC MATERIAL (9)

The following line graph hypothetically compares the performance of the Franklin Adjustable U.S. Government Securities Fund to that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-month CD Index, based on a $10,000 investment from 11/1/87 to 10/31/97.

Period Ending           Fund        Index Index

   11/1/1987        $   9,775     $10,000       $10,000
      Nov-87        $   9,775     $10,061       $10,051
      Dec-87        $   9,834     $10,123       $10,135
      Jan-88        $   9,941     $10,264       $10,214
      Feb-88         $ 10,020     $10,345       $10,272
      Mar-88         $ 10,078     $10,375       $10,320
      Apr-88         $ 10,097     $10,396       $10,360
      May-88         $ 10,076     $10,395       $10,404
      Jun-88         $ 10,164     $10,491       $10,469
      Jul-88         $ 10,183     $10,508       $10,510
      Aug-88         $ 10,203     $10,534       $10,569
      Sep-88         $ 10,283     $10,646       $10,652
      Oct-88         $ 10,384     $10,747       $10,732
      Nov-88         $ 10,424     $10,732       $10,773
      Dec-88         $ 10,464     $10,762       $10,853
      Jan-89         $ 10,537     $10,844       $10,933
      Feb-89         $ 10,558     $10,850       $10,966
      Mar-89         $ 10,605     $10,901       $11,051
      Apr-89         $ 10,726     $11,032       $11,174
      May-89         $ 10,816     $11,179       $11,284
      Jun-89         $ 10,925     $11,364       $11,391
      Jul-89         $ 11,004     $11,518       $11,505
      Aug-89         $ 11,085     $11,470       $11,560
      Sep-89         $ 11,187     $11,540       $11,634
      Oct-89         $ 11,325     $11,692       $11,748
      Nov-89         $ 11,429     $11,796       $11,834
      Dec-89         $ 11,546     $11,841       $11,913
      Jan-90         $ 11,607     $11,869       $11,987
      Feb-90         $ 11,692     $11,933       $12,061
      Mar-90         $ 11,786     $11,976       $12,132
      Apr-90         $ 11,866     $12,015       $12,204
      May-90         $ 11,972     $12,186       $12,313
      Jun-90         $ 12,063     $12,305       $12,399
      Jul-90         $ 12,175     $12,440       $12,504
      Aug-90         $ 12,261     $12,493       $12,579
      Sep-90         $ 12,359     $12,585       $12,652
      Oct-90         $ 12,446     $12,717       $12,751
      Nov-90         $ 12,534     $12,831       $12,822
      Dec-90         $ 12,647     $12,974       $12,947
      Jan-91         $ 12,758     $13,093       $13,055
      Feb-91         $ 12,866     $13,180       $13,134
      Mar-91         $ 12,973     $13,270       $13,226
      Apr-91         $ 13,055     $13,385       $13,313
      May-91         $ 13,134     $13,460       $13,377
      Jun-91         $ 13,184     $13,520       $13,425
      Jul-91         $ 13,323     $13,625       $13,507
      Aug-91         $ 13,422     $13,795       $13,604
      Sep-91         $ 13,544     $13,920       $13,678
      Oct-91         $ 13,626     $14,056       $13,760
      Nov-91         $ 13,665     $14,196       $13,839
      Dec-91         $ 13,743     $14,381       $13,924
      Jan-92         $ 13,773     $14,382       $13,981
      Feb-92         $ 13,844     $14,424       $14,022
      Mar-92         $ 13,900     $14,439       $14,062
      Apr-92         $ 13,939     $14,563       $14,131
      May-92         $ 14,030     $14,685       $14,183
      Jun-92         $ 14,122     $14,811       $14,233
      Jul-92         $ 14,133     $14,964       $14,311
      Aug-92         $ 14,193     $15,070       $14,354
      Sep-92         $ 14,251     $15,195       $14,413
      Oct-92         $ 14,210     $15,125       $14,438
      Nov-92         $ 14,239     $15,111       $14,452
      Dec-92         $ 14,294     $15,240       $14,520
      Jan-93         $ 14,346     $15,379       $14,575
      Feb-93         $ 14,411     $15,487       $14,614
      Mar-93         $ 14,430     $15,529       $14,654
      Apr-93         $ 14,505     $15,614       $14,698
      May-93         $ 14,507     $15,581       $14,723
      Jun-93         $ 14,585     $15,678       $14,763
      Jul-93         $ 14,634     $15,715       $14,805
      Aug-93         $ 14,681     $15,825       $14,853
      Sep-93         $ 14,664     $15,874       $14,894
      Oct-93         $ 14,631     $15,908       $14,932
      Nov-93         $ 14,523     $15,922       $14,967
      Dec-93         $ 14,487     $15,978       $15,012
      Jan-94         $ 14,538     $16,069       $15,062
      Feb-94         $ 14,452     $15,998       $15,060
      Mar-94         $ 14,348     $15,956       $15,095
      Apr-94         $ 14,255     $15,913       $15,118
      May-94         $ 14,321     $15,940       $15,157
      Jun-94         $ 14,360     $15,984       $15,204
      Jul-94         $ 14,420     $16,112       $15,271
      Aug-94         $ 14,420     $16,167       $15,330
      Sep-94         $ 14,405     $16,154       $15,369
      Oct-94         $ 14,240     $16,199       $15,429
      Nov-94         $ 14,233     $16,147       $15,463
      Dec-94         $ 14,202     $16,186       $15,523
      Jan-95         $ 14,316     $16,384       $15,632
      Feb-95         $ 14,480     $16,579       $15,727
      Mar-95         $ 14,565     $16,673       $15,804
      Apr-95         $ 14,700     $16,808       $15,896
      May-95         $ 15,011     $17,042       $16,001
      Jun-95         $ 14,958     $17,132       $16,081
      Jul-95         $ 15,051     $17,213       $16,169
      Aug-95         $ 15,177     $17,307       $16,247
      Sep-95         $ 15,255     $17,385       $16,320
      Oct-95         $ 15,317     $17,514       $16,406
      Nov-95         $ 15,462     $17,644       $16,493
      Dec-95         $ 15,505     $17,767       $16,586
      Jan-96         $ 15,615     $17,907       $16,675
      Feb-96         $ 15,624     $17,868       $16,740
      Mar-96         $ 15,718     $17,879       $16,799
      Apr-96         $ 15,732     $17,913       $16,871
      May-96         $ 15,796     $17,966       $16,942
      Jun-96         $ 15,946     $18,087       $17,008
      Jul-96         $ 15,994     $18,159       $17,081
      Aug-96         $ 16,042     $18,234       $17,172
      Sep-96         $ 16,156     $18,379       $17,256
      Oct-96         $ 16,320     $18,563       $17,345
      Nov-96         $ 16,396     $18,682       $17,429
      Dec-96         $ 16,474     $18,712       $17,507
      Jan-97         $ 16,587     $18,800       $17,584
      Feb-97         $ 16,682     $18,854       $17,655
      Mar-97         $ 16,727     $18,862       $17,715
      Apr-97         $ 16,862     $19,003       $17,798
      May-97         $ 16,963     $19,131       $17,890
      Jun-97         $ 17,082     $19,251       $17,980
      Jul-97         $ 17,256     $19,426       $18,077
      Aug-97         $ 17,267     $19,465       $18,158
      Sep-97         $ 17,388     $19,598       $18,242
      Oct-97         $ 17,492     $19,727       $18,331
Total Return            74.92%      97.27%      83.31%

GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the Franklin Equity Income Fund - Class I Shares to that of the S&P 500 Stock Index and the CPI, based on a $10,000 investment from 3/15/88 to 10/31/97.

Period Ending           Fund        Index       Index

   3/15/1988           $9,551     $10,000     $10,000
   3/31/1988           $9,561      $9,841     $10,022
   4/30/1988           $9,532      $9,950     $10,074
   5/31/1988           $9,694     $10,036     $10,108
   6/30/1988          $10,029     $10,496     $10,152
   7/31/1988          $10,057     $10,457     $10,194
   8/31/1988           $9,943     $10,101     $10,237
   9/30/1988          $10,251     $10,531     $10,306
  10/31/1988          $10,445     $10,824     $10,340
  11/30/1988          $10,313     $10,669     $10,348
  12/31/1988          $10,384     $10,856     $10,366
   1/31/1989          $10,962     $11,651     $10,418
   2/28/1989          $10,824     $11,361     $10,460
   3/31/1989          $11,057     $11,625     $10,521
   4/30/1989          $11,472     $12,229     $10,589
   5/31/1989          $11,817     $12,724     $10,650
   6/30/1989          $11,860     $12,651     $10,675
   7/31/1989          $12,660     $13,794     $10,701
   8/31/1989          $12,819     $14,064     $10,718
   9/30/1989          $12,813     $14,007     $10,752
  10/31/1989          $12,455     $13,682     $10,804
  11/30/1989          $12,637     $13,961     $10,830
  12/31/1989          $12,872     $14,296     $10,847
   1/31/1990          $12,242     $13,336     $10,959
   2/28/1990          $12,438     $13,509     $11,010
   3/31/1990          $12,516     $13,866     $11,071
   4/30/1990          $12,091     $13,521     $11,089
   5/31/1990          $12,882     $14,840     $11,114
   6/30/1990          $12,747     $14,740     $11,174
   7/31/1990          $12,479     $14,693     $11,217
   8/31/1990          $11,528     $13,365     $11,320
   9/30/1990          $11,002     $12,714     $11,415
  10/31/1990          $10,907     $12,659     $11,483
  11/30/1990          $11,605     $13,477     $11,509
  12/31/1990          $11,734     $13,853     $11,509
   1/31/1991          $12,162     $14,457     $11,578
   2/28/1991          $12,911     $15,491     $11,595
   3/31/1991          $13,079     $15,865     $11,613
   4/30/1991          $13,176     $15,904     $11,630
   5/31/1991          $13,718     $16,589     $11,665
   6/30/1991          $13,152     $15,829     $11,699
   7/31/1991          $13,686     $16,567     $11,716
   8/31/1991          $14,092     $16,960     $11,750
   9/30/1991          $14,122     $16,676     $11,802
  10/31/1991          $14,354     $16,900     $11,820
  11/30/1991          $14,050     $16,219     $11,854
  12/31/1991          $15,044     $18,074     $11,862
   1/31/1992          $14,965     $17,738     $11,880
   2/29/1992          $15,178     $17,967     $11,923
   3/31/1992          $14,988     $17,616     $11,984
   4/30/1992          $15,706     $18,134     $12,000
   5/31/1992          $15,861     $18,223     $12,017
   6/30/1992          $15,979     $17,952     $12,060
   7/31/1992          $16,732     $18,686     $12,086
   8/31/1992          $16,464     $18,303     $12,120
   9/30/1992          $16,370     $18,517     $12,153
  10/31/1992          $16,213     $18,580     $12,196
  11/30/1992          $16,663     $19,212     $12,213
  12/31/1992          $17,037     $19,448     $12,205
   1/31/1993          $17,431     $19,611     $12,264
   2/28/1993          $17,944     $19,878     $12,307
   3/31/1993          $18,419     $20,297     $12,350
   4/30/1993          $18,385     $19,806     $12,385
   5/31/1993          $18,655     $20,335     $12,402
   6/30/1993          $18,809     $20,394     $12,420
   7/31/1993          $19,002     $20,312     $12,420
   8/31/1993          $19,690     $21,082     $12,454
   9/30/1993          $19,818     $20,920     $12,481
  10/31/1993          $20,121     $21,353     $12,532
  11/30/1993          $19,912     $21,150     $12,540
  12/31/1993          $20,074     $21,406     $12,540
   1/31/1994          $20,543     $22,134     $12,574
   2/28/1994          $19,975     $21,534     $12,617
   3/31/1994          $19,133     $20,595     $12,660
   4/30/1994          $19,282     $20,859     $12,678
   5/31/1994          $19,524     $21,201     $12,687
   6/30/1994          $19,480     $20,681     $12,730
   7/31/1994          $19,996     $21,360     $12,764
   8/31/1994          $20,787     $22,236     $12,815
   9/30/1994          $20,383     $21,693     $12,850
  10/31/1994          $20,514     $22,181     $12,859
  11/30/1994          $19,934     $21,374     $12,875
  12/31/1994          $20,009     $21,690     $12,875
   1/31/1995          $20,576     $22,252     $12,927
   2/28/1995          $20,980     $23,120     $12,979
   3/31/1995          $21,281     $23,802     $13,021
   4/30/1995          $21,748     $24,501     $13,064
   5/31/1995          $22,201     $25,481     $13,091
   6/30/1995          $22,322     $26,073     $13,117
   7/31/1995          $22,612     $26,938     $13,117
   8/31/1995          $22,826     $27,006     $13,151
   9/30/1995          $23,622     $28,145     $13,177
  10/31/1995          $23,422     $28,044     $13,221
  11/30/1995          $24,212     $29,275     $13,211
  12/31/1995          $25,157     $29,840     $13,202
   1/31/1996          $25,752     $30,855     $13,280
   2/29/1996          $25,514     $31,142     $13,323
   3/31/1996          $25,711     $31,441     $13,392
   4/30/1996          $25,779     $31,903     $13,444
   5/31/1996          $25,976     $32,726     $13,470
   6/30/1996          $26,385     $32,850     $13,478
   7/31/1996          $25,429     $31,398     $13,503
   8/31/1996          $25,840     $32,061     $13,529
   9/30/1996          $26,464     $33,866     $13,572
  10/31/1996          $27,009     $34,800     $13,616
  11/30/1996          $28,248     $37,431     $13,642
  12/31/1996          $28,361     $36,690     $13,642
   1/31/1997          $29,108     $38,980     $13,685
   2/28/1997          $29,688     $39,288     $13,728
   3/31/1997          $29,178     $37,677     $13,762
   4/30/1997          $29,372     $39,922     $13,778
   5/31/1997          $30,917     $42,350     $13,770
   6/30/1997          $31,829     $44,247     $13,787
   7/31/1997          $33,350     $47,764     $13,803
   8/31/1997          $32,836     $45,090     $13,829
   9/30/1997          $34,520     $47,556     $13,864
  10/31/1997          $33,601     $45,968     $13,899

GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the Franklin Equity Income Fund - Class II Shares to that of the S&P 500 Stock Index and the CPI, based on a $10,000 investment from 10/2/95 to 10/31/97.

Period Ending           Fund        Index       Index

   10/2/1995           $9,903     $10,000     $10,000
  10/31/1995           $9,843      $9,964     $10,033
  11/30/1995          $10,184     $10,401     $10,026
  12/31/1995          $10,548     $10,602     $10,019
   1/31/1996          $10,800     $10,963     $10,078
   2/29/1996          $10,697     $11,065     $10,110
   3/31/1996          $10,775     $11,171     $10,163
   4/30/1996          $10,800     $11,335     $10,203
   5/31/1996          $10,872     $11,627     $10,222
   6/30/1996          $11,040     $11,672     $10,228
   7/31/1996          $10,634     $11,156     $10,247
   8/31/1996          $10,794     $11,391     $10,267
   9/30/1996          $11,049     $12,032     $10,300
  10/31/1996          $11,266     $12,365     $10,333
  11/30/1996          $11,771     $13,299     $10,352
  12/31/1996          $11,815     $13,036     $10,352
   1/31/1997          $12,119     $13,849     $10,386
   2/28/1997          $12,352     $13,959     $10,418
   3/31/1997          $12,140     $13,387     $10,444
   4/30/1997          $12,208     $14,184     $10,456
   5/31/1997          $12,839     $15,047     $10,450
   6/30/1997          $13,206     $15,721     $10,463
   7/31/1997          $13,830     $16,971     $10,475
   8/31/1997          $13,602     $16,020     $10,495
   9/30/1997          $14,301     $16,897     $10,521
  10/31/1997          $13,903     $16,332     $10,548

GRAPHIC MATERIAL (12)

The following line graph compares the Franklin Adjustable Rate Securities Fund's distribution rate to the one-year constant maturity t-bill annualized yield from 11/1/96 to 10/31/97.

Period Ending           Fund        Index

   11/1/1996             5.58%       5.46%
  11/30/1996             5.80%       5.38%
  12/31/1996             5.64%       5.51%
   1/31/1997             5.24%       5.58%
   2/28/1997             5.73%       5.67%
   3/31/1997             5.40%       6.02%
   4/30/1997             5.37%       5.90%
   5/31/1997             4.78%       5.78%
   6/30/1997             5.37%       5.67%
   7/31/1997             5.65%       5.45%
   8/31/1997             5.61%       5.59%
   9/30/1997             5.75%       5.47%
  10/31/1997             5.68%       5.36%

GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the Franklin Adjustable Rate Securities Fund to that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-month CD Index, based on a $10,000 investment from 12/26/91 to 10/31/97.

Period Ending           Fund        Index       Index

  12/26/1991              9775    $10,000     $10,000
  12/31/1991             9,775    $10,021     $10,010
   1/31/1992             9,775    $10,022     $10,051
   2/29/1992             9,804    $10,051     $10,080
   3/31/1992             9,847    $10,062     $10,109
   4/30/1992             9,933    $10,148     $10,159
   5/31/1992             9,981    $10,233     $10,196
   6/30/1992            10,065    $10,321     $10,232
   7/31/1992            10,097    $10,427     $10,288
   8/31/1992            10,165    $10,501     $10,319
   9/30/1992            10,232    $10,588     $10,362
  10/31/1992            10,249    $10,540     $10,379
  11/30/1992            10,284    $10,529     $10,390
  12/31/1992            10,362    $10,620     $10,438
   1/31/1993            10,409    $10,716     $10,478
   2/28/1993            10,486    $10,792     $10,506
   3/31/1993            10,547    $10,821     $10,535
   4/30/1993            10,602    $10,880     $10,566
   5/31/1993            10,622    $10,857     $10,584
   6/30/1993            10,661    $10,924     $10,613
   7/31/1993            10,713    $10,951     $10,644
   8/31/1993            10,754    $11,027     $10,678
   9/30/1993            10,785    $11,061     $10,708
  10/31/1993            10,807    $11,085     $10,734
  11/30/1993            10,826    $11,095     $10,760
  12/31/1993            10,868    $11,134     $10,792
   1/31/1994            10,891    $11,197     $10,828
   2/28/1994            10,865    $11,147     $10,827
   3/31/1994            10,768    $11,119     $10,852
   4/30/1994            10,763    $11,089     $10,868
   5/31/1994            10,802    $11,107     $10,896
   6/30/1994            10,821    $11,138     $10,930
   7/31/1994            10,864    $11,227     $10,978
   8/31/1994            10,926    $11,265     $11,021
   9/30/1994            10,897    $11,256     $11,049
  10/31/1994            10,927    $11,288     $11,092
  11/30/1994            10,934    $11,252     $11,116
  12/31/1994            10,981    $11,279     $11,159
   1/31/1995            11,034    $11,416     $11,238
   2/28/1995            11,131    $11,552     $11,306
   3/31/1995            11,183    $11,618     $11,361
   4/30/1995            11,272    $11,712     $11,427
   5/31/1995            11,403    $11,875     $11,503
   6/30/1995            11,477    $11,938     $11,560
   7/31/1995            11,497    $11,994     $11,624
   8/31/1995            11,602    $12,060     $11,680
   9/30/1995            11,657    $12,114     $11,732
  10/31/1995            11,740    $12,204     $11,794
  11/30/1995            11,809    $12,294     $11,857
  12/31/1995            11,910    $12,380     $11,923
   1/31/1996            11,961    $12,478     $11,988
   2/29/1996            11,958    $12,451     $12,034
   3/31/1996            12,001    $12,458     $12,077
   4/30/1996            12,046    $12,482     $12,129
   5/31/1996            12,061    $12,519     $12,179
   6/30/1996            12,148    $12,603     $12,227
   7/31/1996            12,195    $12,654     $12,280
   8/31/1996            12,238    $12,705     $12,345
   9/30/1996            12,324    $12,807     $12,405
  10/31/1996            12,472    $12,935     $12,470
  11/30/1996            12,543    $13,018     $12,529
  12/31/1996            12,568    $13,039     $12,586
   1/31/1997            12,626    $13,100     $12,641
   2/28/1997            12,671    $13,138     $12,692
   3/31/1997            12,769    $13,143     $12,735
   4/30/1997            12,853    $13,242     $12,795
   5/31/1997            12,931    $13,331     $12,861
   6/30/1997            13,031    $13,415     $12,926
   7/31/1997            13,160    $13,537     $12,995
   8/31/1997            13,180    $13,564     $13,054
   9/30/1997            13,274    $13,656     $13,114
  10/31/1997            13,313    $13,746     $13,178
Total Return            33.13%      37.46%      31.78%